UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

June 20, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 annual meeting of stockholders of GI Dynamics, Inc. (the “Annual Meeting”), to be held on June 30, 2019, at 7:00 a.m., United States Eastern Daylight Time (which is on June 30, 2019, at 9:00 p.m., Australian Eastern Standard Time), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached notice of Annual Meeting and proxy statement describe the business which we will conduct at the Annual Meeting and provides information about us that you should consider when you vote your shares of common stock.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the Annual Meeting in person or via telephone and we hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. We look forward to seeing you at the Annual Meeting.

Sincerely,

Scott Schorer

President and Chief Executive Officer

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

An Annual Meeting of stockholders of GI Dynamics, Inc. (the “Company”), a Delaware corporation, will be held on June 30, 2019, at 7:00 a.m., United States Eastern Daylight Time, (which is on June 30, 2019, at 9:00 p.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	To elect the one Class II director nominee named in the accompanying proxy statement to serve a three-year term expiring in 2022;

2.

For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 3, the conversion feature of the note with a face value of US$1 million issued on March 15, 2019 to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement;

3.

For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 2, the issue of a warrant to Crystal Amber Fund Limited, an existing stockholder, which will entitle Crystal Amber Fund Limited to subscribe for 78,984,823 CHESS Depositary Interests of the Company (representing 1,579,696 shares of common stock of the Company), on the terms and conditions set out in the accompanying proxy statement;

4.

For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 5, the conversion feature of the note with a face value of US$3 million issued on May 9, 2019 to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement;

5.

For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve, conditional on the approval of Proposal 4, the issue of a warrant to Crystal Amber Fund Limited, an existing stockholder, which will entitle Crystal Amber Fund Limited to subscribe for 236,220,472 CHESS Depositary Interests of the Company (representing 4,724,409 shares of common stock of the Company), on the terms and conditions set out in the accompanying proxy statement;

6.

For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve an amendment to section 2(b) of the Senior Secured Promissory Note dated June 15, 2017 held by Crystal Amber Fund Limited to provide that the optional conversion price of the note will be based on the five-day volume weighted average price of the Company’s CHESS Depositary Interests on the ASX prior to the business day on which the notice to convert is received by the Company converted into US dollars, on the terms and conditions set out in the accompanying proxy statement;

7.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6; and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Our Board of Directors recommends a vote “FOR” Proposals 1 through 7 (inclusive), except for Timothy J. Barberich in respect of Proposal 1, who does not make a recommendation with respect to Proposal 1 due to his own personal interest in that Proposal.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on May 19, 2019 (Australian Eastern Standard Time), the record date fixed by our Board of Directors for such purpose (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the

Annual Meeting and any adjournments or postponements of the meeting. Record holders of CDIs as of the close of business on the Record Date are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 or by mailing the Company at its mailing address at GI Dynamics, Secretary, P.O. Box 51915, Boston, MA 02205.

The proxy statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered at the Annual Meeting. The Notice of Annual Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of our CDIs is in doubt as to how they should vote at the Annual Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles R. Carter

Chief Financial Officer and Secretary

Boston, Massachusetts

June 20, 2019

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

PROXY STATEMENT FOR THE GI DYNAMICS

2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2019

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about June 20, 2019 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics”, “we”, “us”, or the “Company”) for use at an annual meeting of stockholders (the “Annual Meeting”) to be held on June 30, 2019, at 7:00 a.m., United States Eastern Daylight Time, (which is on June 30, 2019, at 9:00 p.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Annual Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form.

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Annual Meeting to be held on June 30, 2019, at 7:00 a.m., United States Eastern Daylight Time, (which is on June 30, 2019, at 9:00 p.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 and any adjournments of the Annual Meeting. The proxy statement along with the accompanying Notice of 2019 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

If you held shares of our common stock at 5:00 p.m. on May 19, 2019 Australian Eastern Standard Time (which is 3:00 a.m. on May 19, 2019 U.S. Eastern Daylight Time) (the “Record Date”), you are invited to attend the Annual Meeting and vote on the Proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and may instruct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of 2019 Annual Meeting of Stockholders, the proxy card, CDI Voting Instruction Form and a copy of our Annual Report because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about June 20, 2019.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 5:00 p.m. on May 19, 2019 Australian Eastern Standard Time (which is 3:00 a.m. on May 19, 2019 U.S. Eastern Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 19,277,545 shares of our common stock outstanding and entitled to vote (equivalent to 963,877,250 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Annual Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Annual Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Shares In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any Proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares of common stock are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by our Board of Directors. The proxy card must be received prior to the Annual Meeting.

•	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 9:00 p.m. on June 28, 2019 Australian Eastern Standard Time (which is 7:00 a.m. on June 28, 2019 United States Eastern Daylight Time).

If your shares of common stock are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares of common stock and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares of common stock.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•

In person at the meeting. Contact the broker or other nominee who holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 9:00 p.m. on June 27, 2019 Australian Eastern Standard Time (which is 7:00 a.m. on June 27, 2019 United States Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting; or

•

converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Annual Meeting.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Timothy J. Barberich abstaining from making a recommendation on Proposal 1 due to his personal interest in Proposal 1) recommends that you vote as follows:

•	“FOR” the election of the Class II director named in this proxy statement to hold office for a term of three years;

•	“FOR” the approval of the conversion feature of a US$1 million note issued to Crystal Amber Fund Limited;

•	“FOR” the approval of the issue of a warrant to Crystal Amber Fund Limited to subscribe for 78,984,823 CDIs;

•	“FOR” the approval of the conversion feature of a US$3 million note issued to Crystal Amber Fund Limited;

•	“FOR” the approval of the issue of a warrant to Crystal Amber Fund Limited to subscribe for 236,220,472 CDIs;

•	“FOR” the approval of an amendment to the 2017 convertible note issued to Crystal Amber Fund Limited; and

•	“FOR” the adjournment of the Annual Meeting.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Annual Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•

by notifying our corporate secretary in writing at GI Dynamics, Inc., P.O. Box 51915, Boston, MA 02205, U.S.A., Attention: Corporate Secretary before the Annual Meeting that you have revoked your proxy; or

•

by attending the Annual Meeting in person, revoking your proxy and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 9:00 p.m. on June 26, 2019 Australian Eastern Standard Time (which is 7:00 a.m. on June 26, 2019 United States Eastern Daylight Time).

Where Can I find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Annual Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Annual Meeting?

Admission to the Annual Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to Investor Relations at P.O. Box 51915, Boston, MA 02205, U.S.A. Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the Annual Meeting;

•	if you will be naming a representative to attend the Annual Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•

proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

You need not attend the Annual Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the adjournment of the Annual Meeting (Proposal 7 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are counted is set out below. Information on voting exclusion statements is set out in the additional information provided for each Proposal.

Proposal 1: Elect one Class II Director	The nominee for director who receives the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. A vote to abstain will not count as a vote cast “FOR” or “AGAINST” a director nominee, and abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the director. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Conversion Feature of a US$1 million Note Issued to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the conversion feature of a note with a face value of US$1 million issued to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the conversion feature of the convertible note. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Issue of a Warrant to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the issue of a warrant in connection with the aforementioned US$1 million note issued to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue of the warrant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve the Conversion Feature of a US$3 million Note Issued to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the conversion feature of a note with a face value of US$3 million issued to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the conversion feature of the convertible note. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve the Issue of a Warrant to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the issue of a warrant in connection with the aforementioned US$3 million note issued to Crystal Amber Fund Limited, an existing stockholder, on the terms and conditions set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue of the warrant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Approve an Amendment to a Convertible Note Issued to an Existing Stockholder	The affirmative vote of a majority of the votes cast for this Proposal is required to approve a revised mechanic for the conversion of Crystal Amber Fund Limited’s currently outstanding secured convertible note with a face value of US$5 million, dated June 15, 2017, as set out in the accompanying proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the proposed amendment. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 7: Approve the adjournment of the Annual Meeting	Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3, 4, 5 and 6 described above. Approval of the adjournment of the Annual Meeting requires an affirmative vote of a majority of the votes properly cast for or against this Proposal at the Annual Meeting. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will have no effect on the vote total for this Proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1: ELECTION OF ONE CLASS II DIRECTOR

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified. Our board of directors currently consists of four (4) members, classified into three classes as follows: (1) Juliet Thompson constitutes a class with a term ending at an annual meeting of stockholders to be held in 2021 (“Class I Director”); (2) Timothy J. Barberich constitutes a class with a term ending at this Annual Meeting (“Class II Director”); and (3) Daniel J. Moore and Oern R. Stuge, M.D. constitute a class with a term ending at an annual meeting of stockholders to be held in 2020 (“Class III Directors”).

On June 3, 2019, our board of directors elected Timothy J. Barberich as a Class II Director of the Company for a term of three years to serve until the annual meeting of stockholders to be held in 2022, and until his respective successor has been duly elected and qualified.

Vote Required and Board of Directors Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as the Class II Director. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class II Director of Timothy J. Barberich. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in the nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as director.

THE BOARD OF DIRECTORS (EXCLUDING TIMOTHY J. BARBERICH, WHO ABSTAINS FROM MAKING A RECOMMENDATION WITH RESPECT TO HIS OWN ELECTION DUE TO HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS THE ELECTION OF TIMOTHY J. BARBERICH AS A CLASS II DIRECTOR.

PROPOSAL 2 — APPROVAL OF THE CONVERSION FEATURE OF A US $1 MILLION NOTE

ISSUED TO CRYSTAL AMBER FUND LIMITED

Background

As part of the Company’s fundraising activities, the Company entered into a US$1 million Note and Warrant Purchase Agreement (“March 2019 Purchase Agreement”) and a Senior Unsecured Convertible Promissory Note (“March 2019 Note”) with the Company’s largest shareholder, Crystal Amber Fund Limited (“Crystal Amber”), in March 2019.

Although the March 2019 Note contains conversion provisions, Crystal Amber has no right to exercise those rights unless and until such rights of conversion are approved by the stockholders of the Company. Accordingly, stockholder approval is now being sought to provide Crystal Amber with the right to convert its March 2019 Note into CDIs or shares of common stock of the Company should it wish to do so at any time during the remaining term of the March 2019 Note in accordance with its terms.

A copy of the March 2019 Purchase Agreement and the March 2019 Note is set out in Annexure A to this proxy statement (“Annexure A”).

Under the March 2019 Purchase Agreement, the Company agreed to issue to Crystal Amber the March 2019 Note which had an issue price of US$1 million and a face value of US$1 million, to raise aggregate proceeds of US$1 million, before deducting fees and expenses. The March 2019 Note provided that the Company, if listed on the ASX and required by the rules of the ASX, would seek stockholder approval to allow the March 2019 Note to be converted, at Crystal Amber’s election, into that number of CDIs (or a corresponding number of shares of common stock) determined by dividing the entire unpaid principal amount of the March 2019 Note, together with any interest accrued but unpaid thereon, by US$0.0127 (the “Initial Conversion Price”). The Initial Conversion Price is subject to adjustment as fully described in the March 2019 Note (a copy of which is set out in Annexure A).

By way of example, if the March 2019 Note was converted on the date of the Annual Meeting (and assuming that no other equity securities are issued prior to that date), the March 2019 Note would entitle Crystal Amber to be issued 81,026,900 CDIs (representing 1,620,538 shares of common stock) (being US$1 million plus US$29,041.10 in accrued but unpaid interest divided by US$0.0127, subject to rounding), which on issue would in aggregate represent 7.8% of the Company’s then issued and outstanding capital on a fully diluted basis and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 48.7% to 52.7% (based on its holding as of March 31, 2019).

Any securities issued upon conversion of the March 2019 Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

The CDIs or shares of the Company’s common stock issued upon conversion of the March 2019 Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of the Company’s common stock on issue on the relevant conversion date.

If stockholder approval of the conversion feature of the March 2019 Note is not received under this Proposal 2, Crystal Amber will become entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the March 2019 Note, plus all unpaid interest, to satisfy the Company’s obligations under the March 2019 Note on or before the date that is 6 months after the date on which this Proposal 2 is not approved by stockholders.

Use of Proceeds

The Company has used the net proceeds raised from the March 2019 Note offering to provide funding for the Company’s operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of March 31, 2019 it owned 48.7% of the Company’s issued capital and, if Crystal Amber has the right to convert the March 2019 Note into CDIs, the Company will be viewed as having issued an equity security to Crystal Amber for the purposes of the ASX Listing Rules. Stockholder approval is now being sought under this Proposal 2, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to have the right of conversion under the March 2019 Note and to be issued CDIs or shares of the Company’s common stock on such conversion.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 2 is approved, the issue of any CDIs or shares of common stock on conversion of the March 2019 Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 2:

•	the March 2019 Note was issued to Crystal Amber, a related party of the Company, as detailed further above;

•	there is only one note and it has an issue price of US$1 million;

•

the maximum number of CDIs that may be issued on conversion of the March 2019 Note will be determined by dividing US$1 million (plus all accrued but unpaid interest at the conversion date) by the Initial Conversion Price, subject to any adjustment to that price as further described above and in the March 2019 Note; and

•	the full set of the terms and conditions of the March 2019 Note are set out in the March 2019 Purchase Agreement and the March 2019 Note, copies of which are provided in Annexure A.

Consequences if this Proposal 2 is Approved but Proposal 3 is Not Approved

Proposals 2 and 3 are interconditional. As a result, if this Proposal 2 is approved but Proposal 3 is not approved, this Proposal 2 will be of no effect and Crystal Amber will be entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the March 2019 Note plus all unpaid interest to satisfy the Company’s obligations under the March 2019 Note on or before the date that is 6 months after the date on which this Proposal 2 is not approved by stockholders (or is deemed of no effect). If this Proposal 2 is not approved, Proposal 3 will be withdrawn and not put to stockholders.

If stockholders do not approve Proposals 2 and 3, we will be unable to complete the March 2019 financing transaction with Crystal Amber on its terms (including the issuance of the March 2019 Warrant referred to in Proposal 3) and unless Proposals 4 and 5 are approved by stockholders or we are able to obtain alternative financing, which may not be available to us on as favorable terms, or at all, we may be forced to consider a possible winding up or dissolution of our business.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 2 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 — APPROVAL OF THE ISSUE OF A WARRANT TO CRYSTAL AMBER FUND

LIMITED TO SUBSCRIBE FOR 78,984,823 CDIs

Background

As described in Proposal 2 above, in March 2019 the Company entered into the March 2019 Purchase Agreement and the March 2019 Note with Crystal Amber, which Note had an issue price of US$1 million and a face value of US$1 million, to raise aggregate proceeds of US$1 million, before deducting fees and expenses. In addition, as further consideration for Crystal Amber agreeing to subscribe for the March 2019 Note, and subject to obtaining stockholder approval for this Proposal 3, the Company agreed to issue to Crystal Amber a Warrant under the March 2019 Purchase Agreement (“March 2019 Warrant”) which would entitle Crystal Amber to subscribe for up to 78,984,823 CDIs or, if the Company is no longer listed on ASX at the time of such exercise, the corresponding number of shares of the Company’s common stock.

A copy of the March 2019 Warrant that the Company is proposing to enter into is set out in Annexure A to this proxy statement.

Terms of the Warrant

The March 2019 Warrant will be exercisable by Crystal Amber at any time, in whole or in part and on multiple occasions, on or after the date of its issuance until the date that is five years from the date of issuance (unless exercised in full earlier) at which point it lapses. The March 2019 Warrant will not be quoted on ASX. Shares of the Company’s common stock or CDIs issued pursuant to an exercise of the March 2019 Warrant will be fully paid and rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects.

The initial exercise price of each CDI that may be purchased under the March 2019 Warrant will be US$0.0127 (the “Initial Exercise Price”). The Initial Exercise Price will be subject to adjustment as fully described below and in the March 2019 Warrant (a copy of which is contained in Annexure A). If the March 2019 Warrant was exercised in full on the date of the Annual Meeting (and assuming the Company’s issued capital does not change), it would entitle Crystal Amber to be issued 78,984,823 CDIs, which on issue would represent 7.6% of the Company’s then issued and outstanding share capital and would result in Crystal Amber’s percentage share ownership on a fully diluted basis increasing from 48.7% to 52.6% (based on its holding as of March 31, 2019). If, as provided in Proposal 2, the March 2019 Note was also converted at the same time as the March 2019 Warrant, Crystal Amber’s shareholding percentage on a fully diluted basis would increase to 56.0% (based on its holding as of March 31, 2019).

If the Company issues equity securities at a price lower than the Initial Exercise Price prior to the exercise of the March 2019 Warrant then, subject to certain exclusions, the Initial Exercise Price will be adjusted to the lowest such price (in US dollars) to ensure the economic value of the March 2019 Warrant is not adversely affected. For example, if the Company issued CDIs at the equivalent of US$0.010 to an investor, Crystal Amber’s Initial Exercise Price would be reduced from US$0.0127 to US$0.010. As a result, Crystal Amber on exercise of the March 2019 Warrant in full (assuming there had been no earlier exercise of the March 2019 Warrant) would be entitled to purchase 78,984,823 CDIs at an exercise price per CDI equal to US$0.010 rather than US$0.0127.

There are no participating rights or entitlements inherent in the March 2019 Warrant and Crystal Amber will not be entitled to participate in new issues of capital that may be offered to stockholders (except where Crystal Amber has exercised the March 2019 Warrant before the record date to participate in such new issue).

If there is a bonus issue to the holders of CDIs after the date of issue of the March 2019 Warrant, the number of CDIs over which the March 2019 Warrant would be exercisable would be increased by the number of CDIs which Crystal Amber would have received if it had exercised the March 2019 Warrant before the record date for the bonus issue.

Additionally, if there is a pro rata issue (except a bonus issue) of securities to any holder of CDIs or shares of common stock after the date of issue of the March 2019 Warrant, the then applicable exercise price for each CDI under the March 2019 Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

Any securities issued upon exercise of the March 2019 Warrant will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company intends to use the net proceeds raised from any exercise of the March 2019 Warrant to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

We are seeking approval of our stockholders for the purpose of approving the issuance of the March 2019 Warrant and the subsequent issue of CDIs or common stock to Crystal Amber upon the exercise of the March 2019 Warrant.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of March 31, 2019 it owned 48.44% of the Company’s issued capital. Therefore, stockholder approval is now being sought under this Proposal 3, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to be issued the March 2019 Warrant and any CDIs or shares of common stock on subsequent exercise of the March 2019 Warrant.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If Proposal 3 is approved, the March 2019 Warrant will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following the date of issue of the March 2019 Warrant under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 3:

•	the March 2019 Warrant will be issued to Crystal Amber, a related party of the Company as detailed further above;

•

the March 2019 Warrant has a nil issue price. The exercise price (described above) will be payable in cash or may be settled by cashless exercise by the surrender of CDIs or common stock that may otherwise be issued on exercise under the March 2019 Warrant;

•	the maximum number of CDIs that may be issued on exercising the March 2019 Warrant is 78,984,823;

•

if approved, the March 2019 Warrant is intended to be issued within five days from the date of the Annual Meeting but in any event will be issued no later than one month from the date of the Annual Meeting; and

•	the full set of terms and conditions on which the March 2019 Warrant will be issued are set out in the March 2019 Purchase Agreement and March 2019 Warrant, copies of which are provided in Annexure A.

Interconditionality of this Proposal 3 with Proposal 2

Proposals 2 and 3 are interconditional. As a result, if Proposal 2 is not approved at the Annual Meeting this Proposal 3 will be withdrawn and not put to stockholders for approval.

The implications of Proposals 2 and 3 not both being approved, which are set out in the explanatory information for Proposal 2, should also be read in the context of this Proposal 3.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 3 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 3.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — APPROVAL OF THE CONVERSION FEATURE OF A US$3 MILLION NOTE

ISSUED TO CRYSTAL AMBER FUND LIMITED

Background

In addition to the financing described in Proposals 2 and 3, the Company entered into a US$3 million Note and Warrant Purchase Agreement (“May 2019 Purchase Agreement”) and a Senior Unsecured Convertible Promissory Note (“May 2019 Note”) with the Company’s largest shareholder, Crystal Amber Fund Limited (“Crystal Amber”), in May 2019.

Although the May 2019 Note contains conversion provisions, Crystal Amber has no right to exercise those rights unless and until such rights of conversion are approved by the stockholders of the Company. Accordingly, stockholder approval is now being sought to provide Crystal Amber with the right to convert its May 2019 Note into CDIs or shares of common stock of the Company should it wish to do so at any time during the remaining term of the May 2019 Note in accordance with its terms.

A copy of the May 2019 Purchase Agreement and the May 2019 Note is set out in Annexure B to this proxy statement (“Annexure B”).

Under the May 2019 Purchase Agreement, the Company agreed to issue to Crystal Amber the May 2019 Note, which had an issue price of US$3 million and a face value of US$3 million, to raise aggregate proceeds of US$3 million, before deducting fees and expenses. The May 2019 Note provided that the Company, if listed on the ASX and required by the rules of the ASX, would seek stockholder approval to allow the May 2019 Note to be converted, at Crystal Amber’s election, into that number of CDIs (or a corresponding number of shares of common stock) determined by dividing the entire unpaid principal amount of the May 2019 Note, together with any interest accrued but unpaid thereon, by US$0.0127 (the “Initial Conversion Price”). The Initial Conversion Price is subject to adjustment as fully described in the May 2019 Note (a copy of which is set out in Annexure B).

By way of example, if the May 2019 Note was converted on the date of the Annual Meeting (and assuming that no other equity securities are issued prior to that date), the May 2019 Note would entitle Crystal Amber to be issued 79,861,950 CDIs (representing 1,597,239 shares of common stock) (being US$3 million plus US$14,246.58 in accrued but unpaid interest divided by US$0.0127, subject to rounding), which on issue would in aggregate represent 7.7% of the Company’s then issued and outstanding capital on a fully diluted basis and would result in Crystal Amber’s percentage share ownership increasing on a fully diluted basis from 48.7% to 52.6% (based on its holding as of March 31, 2019).

Any securities issued upon conversion of the May 2019 Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

The CDIs or shares of the Company’s common stock issued upon conversion of the May 2019 Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of the Company’s common stock on issue on the relevant conversion date.

If stockholder approval of the conversion feature of the May 2019 Note is not received under this Proposal 4, Crystal Amber will become entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the May 2019 Note, plus all unpaid interest, to satisfy the Company’s obligations under the May 2019 Note on or before a date that is 6 months after the date on which this Proposal 4 is not approved by stockholders.

Use of Proceeds

The Company is using the net proceeds raised from the May 2019 Note offering to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of March 31, 2019 it owned 48.44% of the Company’s issued capital and, if Crystal Amber has the right to convert the May 2019 Note into CDIs, the Company will be viewed as having issued an equity security to Crystal Amber for the purposes of the ASX Listing Rules. Stockholder approval is now being sought under this Proposal 4, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to have the right of conversion under the May 2019 Note and to be issued CDIs or shares of the Company’s common stock on such conversion.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 4 is approved, the issue of any CDIs or shares of common stock on conversion of the May 2019 Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12 month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 4:

•	the May 2019 Note was issued to Crystal Amber, a related party of the Company as detailed further above;

•	there is only one note and it has an issue price of US$3 million;

•

the maximum number of CDIs that may be issued on conversion of the May 2019 Note will be determined by dividing US$3 million (plus all accrued but unpaid interest at the conversion date) by the Initial Conversion Price, subject to any adjustment to that price as further described above and in the May 2019 Note; and

•	the full set of the terms and conditions of the May 2019 Note are set out in the May 2019 Purchase Agreement and the May 2019 Note, copies of which are provided in Annexure B.

Consequences if this Proposal 4 is Approved but Proposal 5 is Not Approved

Proposals 4 and 5 are interconditional. As a result, if this Proposal 4 is approved but Proposal 5 is not approved, this Proposal 4 will be of no effect and Crystal Amber will be entitled to receive an amount in cash equal to 110% of the outstanding face value amount of the May 2019 Note plus all unpaid interest to satisfy the Company’s obligations under the May 2019 Note on or before the date that is 6 months after the date on which this Proposal 4 is not approved by stockholders (or is deemed of no effect). If this Proposal 4 is not approved, Proposal 5 will be withdrawn and not put to stockholders.

If stockholders do not approve Proposals 4 and 5, we will be unable to complete the May 2019 financing transaction with Crystal Amber on its terms (including the issuance of the May 2019 Warrant referred to in Proposal 5) and unless Proposals 2 and 3 are approved by stockholders or we are able to obtain alternative financing, which may not be available to us on as favorable terms, or at all, we may be forced to consider a possible winding up or dissolution of our business.

Voting Exclusion Statement

The Company will disregard any votes cast on this Proposal 4 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 4.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 4 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5 — APPROVAL OF THE ISSUE OF A WARRANT TO CRYSTAL AMBER FUND

LIMITED TO SUBSCRIBE FOR 236,220,472 CDIs

Background

As described in Proposal 4 above, in May 2019 the Company entered into the May 2019 Purchase Agreement and the May 2019 Note with Crystal Amber, which Note had an issue price of US$3 million and a face value of US$3 million, to raise aggregate proceeds of US$3 million, before deducting fees and expenses. In addition, as further consideration for Crystal Amber agreeing to subscribe for the May 2019 Note, and subject to obtaining stockholder approval for this Proposal 5, the Company agreed to issue to Crystal Amber a Warrant under the May 2019 Purchase Agreement (“May 2019 Warrant”) which would entitle Crystal Amber to subscribe for up to 236,220,472 CDIs or, if the Company is no longer listed on ASX at the time of such exercise, the corresponding number of shares of the Company’s common stock.

A copy of the May 2019 Warrant that the Company is proposing to enter into is set out in Annexure B to this proxy statement.

Terms of the Warrant

The May 2019 Warrant will be exercisable by Crystal Amber at any time, in whole or in part and on multiple occasions, on or after the date of its issuance until the date that is five years from the date of issuance (unless exercised in full earlier) at which point it lapses. The May 2019 Warrant will not be quoted on ASX. Shares of the Company’s common stock or CDIs issued pursuant to an exercise of the May 2019 Warrant will be fully paid and rank, from the date of exercise, equally with the existing shares of common stock and CDIs of the Company in all respects.

The initial exercise price of each CDI that may be purchased under the May 2019 Warrant will be US$0.0127 (the “Initial Exercise Price”). The Initial Exercise Price will be subject to adjustment as fully described below and in the May 2019 Warrant (a copy of which is contained in Annexure B). If the May 2019 Warrant was exercised in full on the date of the Annual Meeting (and assuming the Company’s issued capital does not change), it would entitle Crystal Amber to be issued 236,220,472 CDIs, which on issue would represent 19.8% of the Company’s then issued and outstanding share capital and would result in Crystal Amber’s percentage share ownership on a fully diluted basis increasing from 48.7% to 58.8% (based on its holding as of March 31, 2019). If, as provided in Proposal 4, the May 2019 Note was also converted at the same time as the May 2019 Warrant, Crystal Amber’s shareholding percentage on a fully diluted basis would increase to 61.4% (based on its holding as of March 31, 2019).

If the Company issues equity securities at a price lower than the Initial Exercise Price prior to the exercise of the May 2019 Warrant then, subject to certain exclusions, the Initial Exercise Price will be adjusted to the lowest such price (in US dollars) to ensure the economic value of the May 2019 Warrant is not adversely affected. For example, if the Company issued CDIs at the equivalent of US$0.010 to an investor, Crystal Amber’s Initial Exercise Price would be reduced from US$0.0127 to US$0.010. As a result, Crystal Amber on exercise of the May 2019 Warrant in full (assuming there had been no earlier exercise of the May 2019 Warrant) would be entitled to purchase 236,220,472 CDIs at an exercise price per CDI equal to US$0.010 rather than US$0.0127.

There are no participating rights or entitlements inherent in the May 2019 Warrant and Crystal Amber will not be entitled to participate in new issues of capital that may be offered to stockholders (except where Crystal Amber has exercised the May 2019 Warrant before the record date to participate in such new issue).

If there is a bonus issue to the holders of CDIs after the date of issue of the May 2019 Warrant, the number of CDIs over which the May 2019 Warrant would be exercisable would be increased by the number of CDIs which Crystal Amber would have received if it had exercised the May 2019 Warrant before the record date for the bonus issue.

Additionally, if there is a pro rata issue (except a bonus issue) of securities to any holder of CDIs or shares of common stock after the date of issue of the May 2019 Warrant, the then applicable exercise price for each CDI under the May 2019 Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

Any securities issued upon exercise of the May 2019 Warrant will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company intends to use the net proceeds raised from any exercise of the May 2019 Warrant to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier.

ASX Listing Rules

We are seeking approval of our stockholders for the purpose of approving the issuance of the May 2019 Warrant and the subsequent issue of CDIs or common stock to Crystal Amber upon the exercise of the May 2019 Warrant.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of March 31, 2019 it owned 48.44% of the Company’s issued capital. Therefore stockholder approval is now being sought under this Proposal 5, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit Crystal Amber to be issued the May 2019 Warrant and any CDIs or shares of common stock on subsequent exercise of the May 2019 Warrant.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 5 is approved, the May 2019 Warrant will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following the date of issue of the May 2019 Warrant under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 5:

•	the May 2019 Warrant will be issued to Crystal Amber, a related party of the Company as detailed further above;

•

the May 2019 Warrant has a nil issue price. The exercise price (described above) will be payable in cash or may be settled by cashless exercise by the surrender of CDIs or common stock that may otherwise be issued on exercise under the May 2019 Warrant;

•	the maximum number of CDIs that may be issued on exercising the May 2019 Warrant is 236,220,472;

•

if approved, the May 2019 Warrant is intended to be issued within five days from the date of the Annual Meeting but in any event will be issued no later than 1 month from the date of the Annual Meeting; and

•	the full set of terms and conditions on which the May 2019 Warrant will be issued are set out in the May 2019 Purchase Agreement and May 2019 Warrant, copies of which are provided in Annexure B.

Interconditionality of this Proposal 5 with Proposal 4

Proposals 4 and 5 are interconditional. As a result, if Proposal 4 is not approved at the Annual Meeting this Proposal 5 will be withdrawn and not put to stockholders for approval.

The implications of Proposals 4 and 5 both not being approved, which are set out in the explanatory information for Proposal 4, should also be read in the context of this Proposal 5.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 5 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 5.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 5 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO THE 2017 CONVERTIBLE NOTE ISSUED

TO CRYSTAL AMBER FUND LIMITED

Background

As previously announced on June 15, 2017, the Company entered into a financing transaction with Crystal Amber Fund Limited (“Crystal Amber”) pursuant to which the Company issued a US$5.0 million secured convertible note with an issue price of US$5.0 million and a face value of US$5.0 million to Crystal Amber (“2017 Convertible Note”). The 2017 Convertible Note, a Note Purchase Agreement and a Security Agreement, each dated June 15, 2017 (together with the 2017 Convertible Note and all amendments to the foregoing, the “2017 Agreements”), are set out in Annexure C to this proxy statement (“Annexure C”).

As the Company has entered into subsequent note financing transactions in 2018 and 2019, Crystal Amber and the Company wish to standardize the method by which each note’s conversion price is to be calculated in the event of an optional conversion initiated by Crystal Amber. The 2017 Convertible Note included a calculation method for an optional conversion that is different from that contained in subsequent notes issued to Crystal Amber by the Company. Accordingly, stockholder approval is now being sought to amend the 2017 Convertible Note to align its optional conversion price calculation method with the calculation method included in subsequent notes issued to Crystal Amber by the Company. The proposed change will also change the conversion price that applies upon a change of control of the Company, other than as a result of a Qualified Financing (as described in the 2017 Convertible Note), where the Company’s stockholders receive non-cash consideration for the common stock or CDIs under the relevant transaction, since the conversion price in those circumstances is the same as the optional conversion price.

Approval and Terms of the Amendment to the 2017 Convertible Note

Approval is being sought to amend Section 2(b) of the 2017 Convertible Note to replace the phrase “volume weighted average bid closing price” where it appears in that section with the phrase “volume weighted average price” with effect from the date on which this Proposal 6 is approved by stockholders.

The effect of this amendment is that the optional conversion price (and change of control conversion price referred to above) calculation method used in the 2017 Convertible Note will be changed as follows:

•

The conversion price per CDI will be the five day volume weighted average price of the Company’s CDI’s on the ASX (converted into US dollars) prior to the business day on which the notice to convert is received by the Company (“5 Day VWAP”).

•	This 5 Day VWAP calculation will replace the current calculation which uses a five day volume weighted average bid closing price calculation.

When the conversion mechanism of the 2017 Note was first approved by stockholders at the 2018 Annual Meeting, the Company set out the potential number of CDIs that could be issued on an optional conversion or a change of control conversion in various scenarios. Notwithstanding the proposed amendment, the optional conversion price and change of control conversion price payable for CDIs under the 2017 Convertible Note will still be determined at the relevant time of conversion.

The table below describes the potential number of CDIs that could be issued on an optional conversion or a change of control conversion in various scenarios. The prices and number of CDIs set out in the table are examples only. Importantly, they provide no indication of the actual market price of the Company’s CDIs or the actual conversion price of the CDIs or the actual number of CDIs that may be issued on conversion (assuming that this Proposal 6 is approved).

Conversion Price	CDIs Issued[1]
Optional Conversion Price and Change of Control Conversion Price of US$0.01552 per CDI as at 30 April 2019 (being the relevant 5 Day VWAP immediately prior to 30 April 2019 (April VWAP))	322,164,900 CDIs (representing 6,443,298 shares of common stock)

Optional Conversion Price and Change of Control Conversion Price of US$0.00776 per CDI (assuming the relevant 5 Day VWAP at the date of conversion is 50% of the April VWAP)	644,329,850 CDIs (representing 12,886,597 shares of common stock)

Optional Conversion Price and Change of Control Conversion Price of US$0.03104 (assuming the relevant 5 Day VWAP at the date of conversion is 200% of the April VWAP)	161,082,450 CDIs (representing 3,221,649 shares of common stock)

1

Assuming conversion of the full face value of the 2017 Convertible Note (US$5 million). This calculation does not take into account any additional CDIs that would be issued in consideration of the accrued but unpaid interest outstanding on the 2017 Convertible Note as at the conversion date.

The CDIs or shares of our common stock issued upon conversion of the 2017 Convertible Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of our common stock on issue on the relevant conversion date.

Any CDIs or shares of common stock issued upon conversion the 2017 Convertible Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Use of Proceeds

The Company has used the net proceeds raised from the 2017 Convertible Note offering to provide funding for the Company’s ongoing operating and working capital needs and ongoing development of EndoBarrier. These funds have been fully expended by the Company.

ASX Listing Rules

We are seeking approval of our stockholders to approve the amendment to Section 2(b) of the Senior Secured Promissory Note dated June 15, 2017 (i.e. the 2017 Convertible Note) set out above.

ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of March 31, 2019 it owned 48.44% of the Company’s issued and outstanding share capital. As Crystal Amber has the right to convert the 2017 Convertible Note into CDIs (as approved at the Company’s 2018 Annual Meeting), the Company is viewed as having issued an equity security to Crystal Amber for the purposes of the ASX Listing Rules and, as a result, any proposed amendment to a conversion price calculation method contained in the 2017 Convertible Note requires the further approval of stockholders. Accordingly, stockholder approval is now being sought under this Proposal 6, for the purposes of ASX Listing

Rule 10.11 and for all other purposes, to permit the Company and Crystal Amber to amend Section 2(b) of the Senior Secured Promissory Note dated June 15, 2017 (ie the 2017 Convertible Note).

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 6 is approved, the issue of any CDIs or common stock on conversion of the 2017 Convertible Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 6:

•	the 2017 Convertible Note was issued to Crystal Amber, a related party of the Company as detailed further above;

•	there was only one 2017 Convertible Note and it had an issue price of US$5 million;

•

the maximum number of CDIs that may be issued on conversion of the 2017 Convertible Note will be determined by dividing US$5 million (plus all accrued but unpaid interest) by the relevant conversion price at the time of conversion, as further described above and in the 2017 Convertible Note (a copy of which is set out in Annexure C). Based on the optional conversion price (as amended under this Proposal 6, being the 5 Day VWAP), the maximum number of CDIs that could be issued under the 2017 Convertible Note as at 30 April 2019 would be 327,393,307 CDIs being the amount determined by dividing the face value of the 2017 Convertible Note (US$5 million) plus accrued but unpaid interest as at April 30, 2019 (US$82 thousand) by the relevant 5 Day VWAP of the Company’s CDI’s on the ASX; and

•	A copy of the 2017 Convertible Note is provided in Annexure C.

Consequences if this Proposal 6 is not approved

If this Proposal 6 is not approved, the 2017 Convertible Note will continue to be convertible into CDIs in an optional conversion or change of control scenario according to the conversion price calculation currently contained in the 2017 Convertible Note, namely the “volume weighted average bid closing price”.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 6 by Crystal Amber Fund Limited, or its nominee, or any associate of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the Annual Meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required

Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 6.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 6 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

PROPOSAL 7: THE ADJOURNMENT OF THE MEETING

Our stockholders and CDI holders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 6.

Approval of the adjournment of the Annual Meeting requires an affirmative vote of a majority of the votes properly cast for or against this Proposal at the Annual Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 1 THROUGH 6. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Company was incorporated on March 24, 2003 as a Delaware corporation, with operations based in Lexington, Massachusetts. In September 2011, the Company completed an initial public offering of its CDIs (and underlying shares of common stock) pursuant to a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth) (“Corporations Act”) and filed with the Australian Securities and Investments Commission. Concurrently with the initial public offering, the Company completed a private placement with certain investors. Our shares of common stock trade on ASX in the form of CDIs. Our CDIs, each currently representing one-fiftieth of one share of our common stock, have been listed on ASX under the trading symbol “GID” since September 7, 2011. Prior to such time there was no public market for our securities.

Board of Directors

The board is responsible for the overall corporate governance of the Company. Issues of substance affecting the Company are considered by the full board, with advice from external advisers as required. Each director must bring an independent view and judgment to the board and must declare all conflicts of interest. Any issue concerning a director must be provided to the board at a board meeting as soon as practicable, and directors may not participate in discussions or resolutions pertaining to any matter in which the director has a material personal interest.

The board’s role in risk oversight includes receiving reports from senior management and the audit committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

The responsibilities of the board are set down in the Company’s Board Charter, which has been prepared having regard to the ASX Corporate Governance Council’s ASX Corporate Governance Principles and Recommendations 3rd edition (“ASX Corporate Governance Principles”). A copy of the Company’s Board Charter is available on the Company’s website at www.gidynamics.com.

Directors of the Registrant

The following table sets forth the name, age and position of each of our directors as of May 30, 2019.

Name	Age	Position
Daniel J. Moore(3)	58	Chairman
Timothy J. Barberich(1)(2)	71	Non-executive Director
Oern R. Stuge, M.D.(2)(3)	64	Non-executive Director
Juliet Thompson(1)	53	Non-executive Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Daniel J. Moore has served as a director of the Company since 2014, as our vice-chairman from March 2015 to April 2016 and our chairman since May 2016. Mr. Moore’s extensive experience in domestic and international sales, operations and executive management in global medical device manufacturers and years of service on other boards makes him qualified to serve on our board of directors.

Mr. Moore has served as president, chief executive officer and director of Cyberonics, Inc., a medical technology company with core expertise in neuromodulation, from 2007 to October 2015. From 1989 to 2007, Mr. Moore held positions in sales, marketing, and senior management in the U.S. and in Europe at Boston Scientific Corporation, a diverse maker of minimally invasive medical products. His last position at Boston Scientific was President, International Distributor Management. Prior to that role, he held the position of President, Inter-Continental, the fourth largest business unit of Boston Scientific, with more than 1,000 global employees and revenues exceeding $700 million. Mr. Moore previously held senior management positions at several Boston Scientific U.S. and international divisions.

Mr. Moore currently serves as the chairman of LivaNova PLC (the company resulting from the merger of Sorin S.p.A. and Cyberonics, Inc.), chairman of ViewRay, a member of the board of directors for the Epilepsy Foundation of America, and as a member of the boards or advisory boards for BioHouston, Inc. and the Weldon School of Biomedical Engineering at Purdue University. He currently serves on the board of privately-held BrainScope Company, Inc., a medical technology company focused on traumatic brain injury, where he serves as Chairman. Past board positions include Smiling Kids, Inc., the Epilepsy Foundation of Texas (past-Chair), the Epilepsy Foundation of Texas — Houston (past-President), the Medical Device Manufacturers Association (past-Chair), Cyberonics, Inc., Topera, Inc. (acquired by Abbott) and TriVascular Technologies, Inc. (acquired by Endologix).

Mr. Moore holds a B.A. from Harvard University and earned an MBA from Boston University.

Timothy J. Barberich has been a director of the Company since June 2011. Mr. Barberich has nearly 40 years’ experience in pharmaceutical and medical device companies, in technical, sales, marketing and management positions, including as chief executive officer and chairman of the board. Mr. Barberich is the founder and former president, chief executive officer and chairman of Sepracor, Inc., a Nasdaq-listed-pharmaceutical company based in Massachusetts, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. Mr. Barberich founded Sepracor in 1984 and served as its chief executive officer from 1984 to 2007 and chairman of the board from 1990 to 2007. From 2007 to 2008, Mr. Barberich served as executive chairman of Sepracor and then chairman of the board from 2008 to 2009. Mr. Barberich led Sepracor through its early-stage research and development, product approvals, commercialization, private financings and initial public offering, partnerships with major companies, several successful spin-outs and achievement of revenues in excess of $1 billion. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich brings to our board invaluable knowledge and experience of leading a company in the health care industry through every stage of its life cycle. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

Mr. Barberich is a director of Verastem, Inc., a Nasdaq-listed biotechnology company. Mr. Barberich also serves on the board of several private companies including TSCAN Inc. and Frequency Therapeutics. Mr. Barberich was formerly a director of Inotek Pharmaceuticals, a NASDAQ-listed biotech company and HeartWare International, Inc., a Nasdaq- listed medical device company, Tokai Pharmaceuticals, Inc., a Nasdaq- listed biopharmaceutical company, MirImmune Inc., which was acquired in 2016, BioSphere Medical, Inc., a Nasdaq-listed biotechnology company and Gemin X Biotechnologies, Inc. and Resolvyx Pharmaceuticals, which were acquired in 2011 and 2010, respectively, and Neurovance which was acquired in 2017.

Mr. Barberich holds a Bachelor of Science degree in Chemistry from Kings College in Pennsylvania and has taken graduate courses from the School of Chemistry at Rutgers University.

Juliet Thompson has been a director of the Company since August 2017. Ms. Thompson also assumed the role of chair of the Company’s audit committee. Ms. Thompson has spent approximately 20 years working as an investment banker and strategic advisor to healthcare companies in Europe. She has a strong track record of advising companies on corporate strategy across numerous transactions.

Since March 2015, Ms. Thompson has served on the board of Nexstim Limited, a medical technology company listed on Nasdaq First North Finland and Sweden. Prior to that, Ms. Thompson led the European healthcare practice at Stifel Financial Corp., a diversified financial service holding company, serving as a partner from October 2013 to April 2015. In 2003, Ms. Thompson co-founded Code Securities, a healthcare investment banking firm that was purchased by Nomura and renamed Nomura Code Securities Limited (“Nomura Code”) in 2005, and served as Head of Corporate Finance and as a member of the board of Nomura Code until 2013. She is also currently a non-executive director of Vectura PLC, a company listed on the London Stock Exchange plc, Semper Group plc, a UK listed company, and Novacyt S.A., a French-based company whose shares are admitted to trade on AIM, Ms. Thompson is a member of the Institute of Chartered Accountants in England and Wales (ACA) and holds a BSc degree in Economics from the University of Bristol. Her experience also includes roles at WestLB Panmure, ICI PLC, Deloitte and Touche, and HM Treasury, and is a non-executive director of Semper Group plc, a UK listed company, and HM Treasury.

Oern R. Stuge, M.D. has served as a director of the Company since his appointment in January 2017. Dr. Stuge’s extensive experience in domestic and international sales, management and operations in a global medical device manufacturer makes him qualified to serve on our board of directors.

Dr. Stuge has served as an executive in various medical device, health care and life sciences companies over the last thirty years. Since January 2011, Dr. Stuge has been Chairman of Orsco Lifesciences AG, a management firm that specializes in medical technology through which he supports several companies. Prior to that, Dr. Stuge served in various positions, including as Senior Vice-President, at Medtronic, Inc., from May 1998 to December 2009. Dr. Stuge is currently Chairman of Mainstay Medical Limited, a Euronext Paris-listed and Irish Stock Exchange-listed medical devices company and Luminas Limited, formerly a Nasdaq-listed medical company. Dr. Stuge also serves on the board of several private companies including Summit Medical Ltd., Balt Extrusion SAS, Vision Ophthalmology Group Gmbh, Pulmonx International SA, and Phagenesis Limited. Furthermore, until December 2016, Dr. Stuge served on the board of Bonesupport AB, a private medical technology company.

Dr. Stuge received an M.D. from the University of Oslo, Norway, an M.B.A. from IMD and an INSEAD Certification in Corporate Governance.

Director Independence

Our board of directors currently consists of four (4) members: Timothy J. Barberich, Daniel J. Moore, Oern R. Stuge, M.D. and Juliet Thompson. Our board of directors has determined that all directors are “independent.” We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. We have assessed the independence of our directors regarding the requirements for independence that are set out in Principle 2 of the ASX Corporate Governance Principles. There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was, or is, to be selected as an officer or director.

Committees of the Board of Directors and Meetings

The board of directors presently has the following three standing committees to facilitate and assist the board in fulfilling its responsibilities: (1) an audit committee, (2) a compensation committee and (3) a nominating and corporate governance committee. The board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Meeting Attendance. During the fiscal year ended December 31, 2018 there were seven (7) meetings of our board of directors, and the various committees of the board met a total of fourteen (14) times. All directors attended 100% of the total number of meetings of the board and of committees of the board on which he or she served during their Board term during fiscal 2018. We encourage all our directors to participate in each annual meeting of stockholders. Four (4) of our directors attended our 2018 annual meeting of stockholders.

Audit Committee. Our audit committee met four (4) times during fiscal 2018. This committee currently has two (2) members: Juliet Thompson (chair) and Timothy J. Barberich. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (“SEC”) and by the ASX; and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Juliet Thompson is an “audit committee financial expert,” as the SEC has defined that term. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The audit committee, among other things, oversees our corporate accounting and financial reporting, including auditing of our financial statements, reviewing the performance of our internal audit function and the qualifications, independence, performance and terms of engagement of our external auditor.

Compensation Committee. Our compensation committee met twice (2) during fiscal 2018. This committee currently has two (2) members: Timothy J. Barberich (chair) and Dr. Oern Stuge. All members of the compensation committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the compensation committee qualify as independent under the current definition promulgated by the ASX. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The compensation committee, among other things, establishes, amends, reviews and approves the compensation and benefit plans with respect to our senior management and employees including determining individual elements of total compensation of our chief executive officer and other members of senior management. The compensation committee is also responsible for reviewing the performance of our executive officers with respect to these elements of compensation.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee met once (1) during fiscal 2018 and has two (2) members: Oern R. Stuge (chair) and Daniel Moore. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by the ASX. The nominating and corporate governance committee’s role and responsibilities are set forth in the nominating and corporate governance committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The nominating and corporate governance committee, among other things, recommends the director nominees for each annual meeting and ensures that the audit, compensation and nominating and corporate governance committees of the board have the benefit of qualified and experienced independent directors.

In addition, under our current Board Charter, the nominating and corporate governance committee will review annually the results of the evaluation of the board and its committees, and the needs of the board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The nominating and corporate governance committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the committee’s views of the current needs of the board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. If the nominating and corporate governance committee believes that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third-party search firm to assist in identifying qualified candidates. All nominees for director positions will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for nonincumbent nominees, at the discretion of the nominating and corporate governance committee.

The nominating and corporate governance committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 5% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our bylaws. Candidates so recommended will be reviewed using the same process and standards for reviewing board recommended candidates. If a stockholder wishes to nominate a candidate for director, it must follow the procedures described in our bylaws and in “Stockholder Proposals for 2020 Annual Meeting” at the end of this proxy statement.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our directors, executive officers and all other employees. A copy of that code is available on our corporate website at http://www.gidynamics.com. Any amendments to the code of business conduct and ethics, and any waivers thereto involving our executive officers, also will be available on our corporate website. A printed copy of these documents will be made available upon request. The content on our website is not incorporated by reference into this proxy statement.

Stockholder Communications to the Board

Communications to directors must be in writing and sent in care of the Company’s corporate secretary to GI Dynamics, Inc., P.O. Box 51915, Boston, MA 02205, U.S.A., Attention: Corporate Secretary or delivered via e-mail to corporatesecretary@gidynamics.com. The name(s) of any specific intended board recipient(s) should be noted in the communication.

A copy of each communication received since the date of the last board meeting shall be distributed to each director in advance of each regularly scheduled board meeting, except items that are unrelated to the duties and responsibilities of the board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.

The Company’s corporate secretary shall be responsible for and oversee the receipt and processing of stockholder communications to board members. An acknowledgement of receipt shall be sent by the corporate secretary or assistant secretary to each stockholder submitting a communication. The Company’s corporate secretary shall retain a copy of each communication for one year from the date of its receipt by the Company. The board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The corporate secretary shall relay all communications to directors absent safety or security issues.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of two (2) non-executive directors: Timothy J. Barberich (chair) and Dr. Oern Stuge. No member of the compensation committee is, or was formerly, one of our executive officers or employees. No interlocking relationship exists between the board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

There are no existing agreements or arrangements and there are no currently proposed transactions in which the Company was, or is to be, a participant, in which the amount involved exceeded or will exceed $120 thousand and in which any current director, executive officer, beneficial owner of more than 5% of our common stock, or entities affiliated with them, had or will have a material interest, except that (i) in September 2011, we entered into agreements with certain of our directors and substantial stockholders with respect to the conversion of the then existing preferred stock into common stock, the repayment of our outstanding convertible term notes and purchases of our CDIs by the note holders in our initial public offering on the ASX, (ii) in June 2017, we issued a convertible term promissory note in the aggregate principal amount of US$5 million to Crystal Amber Fund Limited (“Crystal Amber”), our largest stockholder, which note accrues interest at 5% per annum compounded annually, is secured by substantially all of our personal property, matures on July 1, 2019, and contains certain provisions for conversion during the term of the note, (iii) in January 2018, we entered into an agreement to offer and sell an aggregate of 27,391,756 CDIs (equivalent to 547,835 shares of common stock) at an issue price of A$0.035 per CDI to Crystal Amber in a private placement, which offer and sale was consummated in March 2018, (iv) in May 2018, we issued a convertible term promissory note in the aggregate principal amount of US$1.75 million to Crystal Amber, which note accrues interest at 10% per annum compounded annually, matures on May 30, 2023, and contains certain provisions for conversion during the term of the note, and (v) in March 2019, we issued a convertible term promissory note in the aggregate principal amount of US$1.0 million to Crystal Amber, which note accrues interest at 10% per annum compounded annually, matures on March 15, 2024, and should Proposal 2 be approved, contains certain provisions for conversion during the term of the note, and (v) in May 2019, we issued a convertible term promissory note in the aggregate principal amount of US$3.0 million to Crystal Amber, which note accrues interest at 10% per annum compounded annually, matures on May 8, 2024, and should Proposal 4 be approved, contains certain provisions for conversion during the term of the note.

Policies and Procedures for Review and Approval of Related Party Transactions

We have adopted a policy and procedure for related party transactions. Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our common stock, immediate family members of the foregoing persons and any other persons whom the board determines may be considered related parties of the Company, has or will have a direct or indirect material interest. The audit committee or its chairman, as the case may be, will only approve those related party transactions that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders, after taking into account all available facts and circumstances as the audit committee or the chairman determines in good faith to be necessary. Transactions with related parties will also be subject to stockholder approval to the extent required by the listing rules of ASX (“Listing Rules”).

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors.

Name	Age	Position
Scott Schorer	50	President and Chief Executive Officer
Charles R. Carter	52	Chief Financial Officer and Secretary
Stephen Linhares	62	Vice President of Clinical and Regulatory Affairs

Scott Schorer — President and Chief Executive Officer

Scott Schorer has served as our president and chief executive officer since March 2016. Mr. Schorer has served as a consultant to numerous boards and CEOs across a wide variety of companies in the medical device, biologics and related markets. He was Chief Executive Officer of PlasmaTech Biopharmaceuticals, Inc. from September 2014 to June 2015. From May 2010 to September 2014, Mr. Schorer ran an interim leadership and strategic consulting practice under the name of SSMC. From February 2009 to May 2010, Mr. Schorer led the turnaround effort at Systagenix Wound Management, the former Advanced Wound Care division of Johnson & Johnson, as President of the Americas. Prior to that, Mr. Schorer founded and led IST: Innovative Spinal Technologies, where he served as CEO for eight years until February 2009, during which time IST received CE Mark and FDA approvals for five products before the company was sold to Integra Spine. Prior to IST, he co-founded and was CEO of CentriMed, leading to an acquisition by Global Healthcare Exchange, or GHX. Mr. Schorer began his medical device career as a sales representative for a surgical distributor following his career as an infantry officer in the 82nd Airborne Division as a rifle and scout platoon leader. He has led financing for over $120 million in public and private equity financings. Mr. Schorer is also a co-inventor of 6 patents, and holds Bachelor of Arts and Bachelor of Engineering degrees from Dartmouth College, where he was also captain of the men’s crew.

Charles R. Carter — Chief Financial Officer and Secretary

Mr. Carter is a consulting finance executive with Danforth Advisors, LLC (“Danforth”), and has served as a consulting senior finance executive for Marina Biotech (NASDAQ: MRNA), Interleukin Genetics (NASDAQ: ILGN) and numerous private life science companies. From 2015 to February 2018, Mr. Carter was CFO of The Guild for Human Services, a not-for-profit community-based residential school and program for special needs students and adults. Prior to the Guild, Mr. Carter consulted with Danforth from 2012 to 2015. Before joining Danforth, Mr. Carter held positions as CFO for Aeris Therapeutics, Inc., and Intelligent Medical Devices, Inc. and served various other companies as an independent consultant. From 2003 to 2005, Mr. Carter was Vice President of Finance for Adnexus Therapeutics, Inc., and from 2001 to 2003, he was Senior Director, Financial Planning and Analysis for Transkaryotic Therapies, Inc./Shire, PLC. (NASDAQ: TKT; NASDAQ: SHPG). Prior to TKT, Mr. Carter was a partner with Mercer Management Consulting, Inc. Mr. Carter holds an M.B.A. and an M.S. in Molecular Genetics from the University of Chicago and a B.A. in Biology from Colgate University.

Stephen Linhares — Vice President of Clinical and Regulatory Affairs

Mr. Linhares has served as our vice president of clinical and regulatory affairs since January of 2019. Before joining GI Dynamics, Mr. Linhares was consulting with start-up companies helping them with clinical, quality and regulatory affairs, establishing systems and compiling regulatory submissions. He was Vice President of Clinical, Regulatory and Quality at Neograft Technologies, Inc., a cardiac device company, from October of 2010 to June of 2017 where he build the quality, clinical and regulatory departments and developed and implemented regulatory and clinical strategies. From 2008 to 2010, Mr. Linhares was the director of Clinical, Regulatory and Quality at Insulet Corporation, an insulin pump manufacturer, where he worked to obtain the CE Mark for the Omnipod and other FDA and international approvals. Prior to that Mr. Linhares held various executive positions at Boston Scientific, and Phase Forward. Prior to that Mr. Linhares was the Vice President of R&D and Clinical Affairs at PLC Medical Systems, manufacturer of state of the art medical lasers, where he was responsible for multiple FDA and International submissions and approvals, he held various positions at PLC Medical from 1983 to 1999. Mr. Linhares earned a Bachelor of Science Degree in Physics from Bridgewater State University.

We have an employment agreement in place with Mr. Schorer. We do not have an employment agreement with Mr. Carter who serves us in a consulting capacity, or with Mr. Linhares, who is an at-will employee.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2018 and December 31, 2017 to (1) our current president and chief executive officer, and (2) our next most highly compensated executive officer. The table includes one additional executive who would have been among the three most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott W. Schorer(4)	2018	$400,000	$—	$—	$306,000	$160,000	$—	$—	$866,000
President and Chief Executive Officer	2017	$400,000	$—	$—	$133,068	$—	$—	$—	$533,068

Brian Callahan(5)	2018	$131,250	$—	$—	$—	$—	$—	$320,833	$452,083
Chief Compliance Officer	2017	$350,000	$—	$—	$76,077	$—	$—	$—	$426,077

Charles R. Carter(6)	2018	$—	$—	$—	$—	$—	$—	$29,373	$29,373
Chief Financial Officer and Secretary	2017	$—	$—	$—	$—	$—	$—	$—	$—

1)

The amounts in the “Stock Awards” column do not reflect compensation actually received by our executive officers. Rather, these amounts represent the aggregate grant date fair value of all service based RSUs and the target value of the performance based RSUs granted during each fiscal year computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, excluding the impact of estimated forfeitures. The aggregate fair value of these stock awards is determined using the market value of our common stock which is derived from the market value of our CDIs on the ASX, converted to a USD equivalent and adjusting for the ratio of 1 share of common stock per 50 CDIs and using the exchange rate as published by the Reserve Bank of Australia in effect on the date of grant, multiplied by the aggregate number of restricted stock units granted. A discussion of the assumptions used in calculating the grant date fair value may be found in “Note 14 — Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.

2)

The amounts in the “Option Awards” column represent the aggregate grant date fair value for option awards awarded during fiscal years 2017 and 2016 computed in accordance with the provisions of FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the assumptions used in determining grant date fair value may be found in “Note 14 — Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.

3)

Payments listed in the “Non-Equity Incentive Plan Compensation” column reflect discretionary performance-based awards made by our board for the named executive officers for fiscal years 2018 and 2017 that were paid in January 2018 and 2017, respectively.

4)

Mr. Schorer was hired as our President and Chief Executive Officer in March 2016 at an annual base salary of $400 thousand per year. In connection with Mr. Schorer’s appointment, he was awarded an option to purchase 250,000 shares of the Company’s common stock (“Options”). In addition, the Company granted Mr. Schorer performance stock units (“PSUs”) equal to 250,000 shares of the Company’s common stock. In 2017, the Company granted Mr. Schorer 170,600 Options and in 2018, the Company granted Mr. Schorer 300,000 Options.

5)

Mr. Callahan was hired as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality in May 2016 at an annual base salary of $350 thousand per year. In connection with Mr. Callahan’s appointment, he was awarded an option to purchase 95,106 shares of the Company’s common stock. In addition, the Company made two grants of PSUs to Mr. Callahan, equal to 95,106 shares of the Company’s common stock and equal to 47,553 shares of the Company’s common stock. In 2017, the Company granted Mr. Callahan 97,535 Options. Mr. Callahan resigned from the Company effective May 15, 2018 and was awarded a severance package per the terms of his employment agreement, which is included in “All Other Compensation”.

6)

Mr. Carter is a consulting Chief Financial Officer employed by Danforth Advisors and was contracted on a part time basis beginning in November 2018. The Consulting fees paid to Danforth Advisors for Mr. Carter’s services is included in “All Other Compensation”.

Narrative Disclosure To Summary Compensation Table

Employment Agreements, Offer Letters and Separation Agreements

The following section summarizes the employment agreements, offer letters and separation agreements we have entered into with our named executive officers. For purposes of the employment agreements and offer letters, we use the following terms:

(i) “cause” to mean termination of employment as a result of the employee’s conviction of a crime involving moral turpitude, any material act of dishonesty by the employee involving the Company or a breach by the employee of his or her obligations under the terms of the non-competition, non-solicitation or non-disclosure agreements with the Company; and (ii) “constructive termination” to mean a material diminution in the employee’s title, responsibilities or duties, a material breach of the offer letter by us, a material reduction in the employee’s compensation or the relocation of the Company’s office beyond a 25-mile radius from its current location.

Scott Schorer

In March 2016, we entered into an executive employment agreement with Mr. Schorer to serve as our president and chief executive officer. We amended Mr. Schorer’s employment agreement in January 2017. Mr. Schorer’s agreement provided for, among other things: (i) an initial annual base salary of $400 thousand, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Schorer’s potential annual bonus to 40% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Schorer was granted 250,000 Options. The Options are exercisable at a price equal to the closing price on the Commencement Date and will vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Upon the Commencement Date, the Company also granted Mr. Schorer PSUs equal to 250,000 shares of the Company’s common stock. The shares underlying these PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in the Employment Agreement. One quarter of the PSUs will lapse if they have not vested by June 30, 2019, an additional one quarter of the PSUs will lapse if they have not vested by June 30, 2020, and the remainder of the PSUs will lapse if they have not vested by January 30, 2021. None of the shares underlying these PSUs have been issued as of May 19, 2019.

The employment agreement provides that if Mr. Schorer’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Schorer for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Schorer’s unvested Options and PSUs shall vest and become immediately exercisable.

Brian Callahan

On April 13, 2018, the Company terminated Mr. Callahan’s employment, with such termination effective May 15, 2018.

In May 2016, we entered into an executive employment agreement with Mr. Callahan to serve as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality. We amended Mr. Callahan’s employment agreement in January 2017. Mr. Callahan’s agreement provided for, among other things: an initial annual base salary of $350 thousand, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Callahan’s potential annual bonus to 35% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Callahan was awarded 95,106 Options. The Options are exercisable at $0.66 per share and vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. In addition, under the terms of his employment agreement, the Company made two grants of PSUs to Mr. Callahan, the first equal to 95,106 shares of the Company’s common stock and the second equal to 47,553 shares of the Company’s common stock. None of the Shares underlying these PSUs were issued before the PSUs were cancelled on termination.

The employment agreement provides that if Mr. Callahan’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Callahan for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

Charles R. Carter

Mr. Carter is a consulting Chief Financial Officer employed by Danforth Advisors and was contracted on a part time basis beginning in November 2018.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table shows all outstanding equity awards for the named executive officers in the Summary Compensation Table as of December 31, 2018.

		Option Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott W. Schorer(1)	2018	—	300,000	$0.72	11/15/2028
President and Chief Executive Officer	2017	74,634	95,966	$0.78	1/12/2027
	2016	171,875	78,125	$0.80	3/23/2026	—	—

Brian Callahan(2)	2018	—	—	$—		—	$—
Chief Compliance Officer	2017	18,285	79,250	$0.78	1/12/2027	—	$—

Charles R. Carter(3)	2018	—	—	$—		—	$—
Chief Financial Officer and Secretary

(1)

The option and stock awards shown for Mr. Schorer were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 will vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 and 2018 will vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock award was issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in his Employment Agreement.

(2)

The option and stock awards shown for Mr. Callahan were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 will vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 will vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock awards were issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Callahan according to certain performance targets as detailed in his Employment Agreement.

(3)	Mr. Carter is a consultant and has not been issued option or stock awards.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change of Control

Upon termination of employment without cause or a resignation for good reason, our current chief executive officer, Scott Schorer, is entitled to receive certain severance payments and other benefits. In determining whether to approve and in setting the terms of such severance arrangements, our compensation committee and our board recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. We have agreed to provide severance benefits to our current chief executive officer, as described below.

Scott Schorer. Severance amounts for termination without cause or a resignation for good reason for Mr. Schorer include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to receive 12 months of his base salary to be paid over a 12-month period); a pro-rata portion of Mr. Schorer’s at- target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Schorer and Mr. Schorer’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Schorer’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company.

We believe that our current chief executive officer’s severance package is in line with severance packages offered to chief executive officers at companies of similar size to us in our industry.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2018 to each of our non- employee directors who received compensation for their service as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Daniel J. Moore	$76,000	$—	$—	$—	$—	$—	$76,000
Timothy J. Barberich	$63,000	$—	$—	$—	$—	$—	$63,000
Oern R. Stuge, M.D.	$56,000	$—	$—	$—	$—	$—	$56,000
Juliet Thompson	$65,000	$—	$—	$—	$—	$—	$65,000

There were no stock or option awards to directors in fiscal 2018.

In August 2011, our board adopted a non-executive director compensation policy, which was amended in May 2014 and further amended in January 2017, pursuant to which the non-executive directors will be compensated for their service on our board including as members of the various committees of our board. The number of directors on our board is determined from time to time by our board, up to a maximum of ten directors. The material terms of the policy are as follows:

•	each non-executive director will receive an annual fee of $50 thousand payable for the director’s service during the year;

•	the chairman of our board will receive an additional annual fee of $25 thousand payable for that director’s service during the year;

•

each non-executive director who serves as either a member or chair of certain committees of our board will receive an additional annual fee for their work on such committee as either a member or chair as follows:

•	audit committee: chair ($15 thousand) and member ($3 thousand);

•	compensation committee: chair ($10 thousand) and member ($2 thousand); and

•	nominating and corporate governance committee: chair ($5 thousand) and member ($1 thousand).

These fees are payable quarterly in arrears as of the last day of each fiscal quarter. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board and any committee on which he or she serves.

Each of our non-executive directors received an initial grant of non-qualified options to purchase 13,000 shares of our common stock at the initial public offering price. These options were granted on August 1, 2011 to our then-serving non-executive directors and vest as to 20% of the shares on the first anniversary of the grant date and to an additional 1.667% of the total shares on the same day of each month thereafter until August 1, 2016, subject to the director’s continued service on our board.

Each non-executive director whose service on our board commences at or following January 12, 2017 was granted a non-qualified stock option to purchase 30,000 shares of our common stock under our 2011 Stock Plan on the date of his or her initial appointment or election to our board and furthermore, each continuing director thereafter shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under our 2011 Stock Plan. Each option granted upon initial appointment shall vest over three years from the date of the grant in (i) one installment of 33% of the shares on the first anniversary of the date of the grant and (ii) 24 substantially equal monthly installments thereafter, each subject to the non-executive director’s continued service on our board. Each option granted to a continuing director shall grant in full on the first anniversary of the date of the grant.

In January 2014, at the recommendation of our compensation consultant, the board amended our non- executive director compensation policy to reflect that beginning in 2014, each non-executive director shall be granted a non-qualified stock option to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board. On March 21, 2016, the board of directors waived the 2016 annual grant of stock options to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under our 2011 Stock Plan to each of our non-executive directors under our current non-executive director compensation policy.

In January 2017, the board amended our non-executive director compensation policy to reflect that beginning in 2017, each non-executive director shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board.

As a result of our listing on the ASX, all equity grants to directors are subject to stockholder approval under the ASX Listing Rules.

Unless otherwise specified by our board or the compensation committee at the time of grant, all options granted under this policy shall (i) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2011 Stock Plan on the date of grant and (ii) such options shall become exercisable in full immediately prior to a change of control of the Company. Our non-executive directors in Australia will also be subject to a six-month restriction on selling any of our common stock or CDIs following the exercise of their options.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with regard to shares authorized for issuance under our equity compensation plans as of December 31, 2018. As of December 31, 2018, we had two active equity compensation plans, each of which was approved by our stockholders:

•	Our 2003 Omnibus Stock Plan; and

•	Our 2011 Employee, Director and Consultant Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options or vesting of restricted stock units	Weighted- average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans[1]
Equity compensation plans approved by security holders	1,377,883	1.77	1,052,917

Equity compensation plans not approved by security holders	—		—
Total	1,377,883	1.77	1,052,917

1)

Our 2011 Employee, Director and Consultant Equity Incentive Plan allows for an annual increase in the number of shares available for issue commencing on the first day of each fiscal year during the period beginning in fiscal year 2012 and ending in fiscal year 2020. The annual increase in the number of shares shall be equal to the lowest of: (i) 500,000 shares; (ii) 4% of the number of common shares outstanding as of such date; and (iii) an amount determined by our board of directors or our compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 19, 2019, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of May 19, 2019. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 19,277,545 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on May 19, 2019. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of May 19, 2019, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., P.O. Box 51915, Boston, MA 02205, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
Crystal Amber Fund Limited(1)	9,338,712	48.7%
Mr. Richard Cashin(2)	3,987,294	20.87%
Directors and Executive Officers
Daniel J. Moore(3)	10,000	*
Timothy J. Barberich(4)	76,074	*
Oern Stuge(5)	24,993	*
Juliet Thompson(6)	17,496	*
Scott W. Schorer(7)	299,083	1.55%
All directors and executive officers as a group (5 persons)	427,646	2.21%

*	Indicates less than 1%.
(1)

Based upon our corporate records and the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 15, 2018. The address for CAFL is PO Box 286, Floor 2, Trafalgar Court, St. Peter Port, Guernsey.

(2)	Based upon our corporate records and the information provided by Mr. Richard Cashin. The address for Mr. Cashin is One Equity Partners, 510 Madison Ave., 19th floor, New York, NY 10022.
(3)	Includes 5,500 shares subject to options exercisable within 60 days of May 19, 2019.
(4)	Includes 14,000 shares subject to options exercisable within 60 days of May 19, 2019.
(5)	Includes 24,993 shares subject to options exercisable within 60 days of May 19, 2019.
(6)	Includes 17,496 shares subject to options exercisable within 60 days of May 19, 2019.
(7)	Includes 299,083 shares subject to options exercisable within 60 days of May 19, 2019.

REPORT OF AUDIT COMMITTEE

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the ASX, has furnished the following report:

The audit committee assists the board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board, which is available on our website at www.gidynamics.com. This committee reviews and reassesses our charter annually and recommends any changes to the board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Moody, Famiglietti & Andronico, LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2018, the audit committee took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm;

•	Discussed with Moody, Famiglietti & Andronico, LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and

•

Received written disclosures and the letter from Moody, Famiglietti & Andronico, LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Moody, Famiglietti & Andronico, LLP communications with the audit committee and the audit committee further discussed with Moody, Famiglietti & Andronico, LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management Moody, Famiglietti & Andronico, LLP, the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Members of the GI Dynamics, Inc. Audit Committee

Timothy J. Barberich

Juliet Thompson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors and officers or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed. At the date of this proxy statement, we had not received a written statement from Crystal Amber Fund Limited, our only greater than 10% stockholder, who did not file a Form 5.

AUDIT-RELATED MATTERS

Audit and Non-Audit Fees

In June 2016, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”), as approved by the audit committee of the Board of Directors of the Company, as the Company’s independent registered public accounting firm.

The following table presents fees for professional audit services rendered by MFA for the audit of our annual financial statements for the years ended December 31, 2018, and 2017, and fees billed for other services rendered by MFA during those periods.

	2018	2017
Audit fees(1)	$45,000	$141,323
Audit related fees(2)	$17,025	$—
Tax fees(3)	$29,103	$28,500
All other fees	$—	$1,000

Total	$91,128	$170,823

(1)

Audit fees for 2018 and 2017 were for professional services rendered for the audits of our financial statements, including accounting consultation, review of our Registration Statements on S-8, and reviews of our quarterly financial statements.

(2)	Audit related fees for 2018 were for fees related to accounting guidance review and drafting of a memorandum with regards to the Company’s 2018 Note.
(3)	Tax fees for 2018 and 2017 were for tax compliance, tax planning and tax advice, including preparation of our federal and state tax returns and international taxation advice.

Policy Regarding Pre-Approval of Audit and Permissible Non-audit Services Provided by the Independent Public Accountant

The audit committee is responsible for approving in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. Of the services described above performed by MFA in 2019 and 2018, all were pre-approved by the audit committee and no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

STOCKHOLDER PROPOSALS FOR THE 2020

ANNUAL MEETING

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not fewer than 45 days and not more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2020 Annual Meeting, such a proposal must be received by the Company on or after April 15, 2020 (U.S. Eastern Daylight Time) but no later than May 15, 2020 (U.S. Eastern Daylight Time). If the date of the 2020 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2019 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2020 Annual Meeting.

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Boston, Massachusetts

June 20, 2019

Annexure A — March 2019 Convertible Note Financing Documents

GI DYNAMICS, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the 15th day of March, 2019 (the “Effective Date”) by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1.	TERMS OF THE LOAN AND THE WARRANT

1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, a senior unsecured convertible promissory note in the aggregate principal amount of One Million dollars (US$1,000,000) (the “Loan Amount”) and in substantially the form attached hereto as Exhibit A (the “Note”). The Note may be converted into Chess Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) or Common Stock as provided in such Note.

1.2 The Warrant. In order to induce the Purchaser to enter into this Agreement, to purchase the Note and to make the loan evidenced thereby, the Company agrees to issue to the Purchaser a warrant to purchase CDIs or Common Stock as provided in such warrant and in substantially the form attached hereto as Exhibit B (the “Warrant”). The Warrant shall only be issuable on the date of the Company’s receipt of stockholder approval to issue the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note, and if stockholder approval is obtained, shall have a term that expires on the fifth (5th) anniversary of the date of issuance of the Warrant. If stockholder approval for issuance of the Warrant is not obtained, the Warrant will not be capable of being issued and the Purchaser shall be entitled to the remedy described in Section 2(c) of the Note in accordance with the procedures described therein, in full satisfaction of all obligations under the Note and in lieu of issuance of the Warrant.

2.	THE CLOSING

2.1 Closing Date. The closing of the purchase and sale of the Note (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 Delivery of Note. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in an amount equal to the Loan Amount; (ii) the Company shall issue and deliver to the Purchaser the Note; and (iii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require.

2.3 Issuance and Delivery of Warrant. The Company shall issue and deliver the Warrant to the Purchaser within five business days of the date of the Company’s receipt of stockholder approval of the issue of the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.

3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Note and subject to the abovementioned stockholder approval, the Warrant in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents and to, subject to the abovementioned stockholder approval, issue CDIs in accordance with the terms thereof.

(a) Authorization. The execution and delivery of each of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the issuance of the Warrant, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs”), the reservation of the Common Stock underlying the CDIs issuable upon exercise of the Warrant (the “Warrant CDIs” and, together with the Note, the Warrant, the Conversion CDIs and the Common Stock, “Securities”) and the issuance of the Conversion CDIs and the Warrant CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date and except for any required stockholder approval of the Company as set forth in Section 2(c) of the Note and in this Agreement, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Loan Documents has been (or in the case of the Warrant, will be) duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs in accordance with the provisions of this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(f) of the Note). Upon the exercise of the Warrant in accordance with the provisions of this Agreement and the Warrant, the Warrant CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 5(b) of the Warrant). The issuance of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note and the Warrant (and the underlying securities) may be subject to restrictions on transfer as set out in the Loan Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) do not and will not cause any dilution adjustment in any existing securities of the Company, and the Purchaser hereby waives any dilution adjustment that might otherwise result from the issuance and sale of the Note (and the Conversion CDIs) or the Warrant (and the Warrant CDIs) pursuant to the terms of any existing security held by the Purchaser.

3.3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for (i) any stockholder approval described by Section 2(c) of the Note and this Agreement and (ii) any notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

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3.4 No Conflicts. The execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrant and the reservation for issuance and issuance of the Conversion CDIs and the Warrant CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected. For the avoidance of doubt, the Purchaser agrees that the execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby shall not conflict with or constitute a default under (x) the Note Purchase Agreement, dated as of June 15, 2017, between the Company and the Purchaser, including, without limitation, the restriction on additional indebtedness set forth in Section 3.14 thereof, or (y) the Note and Warrant Purchase Agreement, dated May 30, 2018, between the Company and the Purchaser.

3.5 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and the Warrant is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.6 Use of Proceeds. The Company shall use the proceeds of the sale and issuance of the Note for general corporate purposes.

3.7 Delivery of SEC Filings. The Company has provided the Purchaser with copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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3.8 Conduct of Business; Regulatory Permits. To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and, assuming the Note and Warrant are issued, has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.9 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

3.10 Securities Laws. The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.10. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Note or the Warrant in a manner that could require the registration of the Note or the Warrant under the Act.

3.11 Efforts to Obtain Stockholder Approval. The Company shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 2(c) of the Note in respect of the Note and the same form of approval in respect of the Warrant. The Company covenants that its proposal to stockholders in respect of approval of the Warrant issuance will be interconditional with its proposal to stockholders in respect of approval of issuance of CDIs upon conversion of the Note, such that if either proposal is not approved, then neither proposal may be approved.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account. The Purchaser understands that the Securities have not been registered under the Act and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that, if it is permitted to acquire any Securities under the Note or the Warrant, it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that

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it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144. The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.5 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S. In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note, the Warrant and the underlying securities may, subject to any restrictions contained in the Note or the Warrant, as applicable, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note or the Warrant, as applicable, and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d). If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note and the Warrant, as applicable, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

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(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note and the Warrant, as applicable, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Loan Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends. The Purchaser understands that any securities issued upon conversion of the Note or exercise of the Warrant, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement, the Note or the Warrant, as applicable.

(c) Any legend required by the securities laws of any state or country to the extent such laws are applicable to the securities represented by the certificate so legended.

4.10 Market Standoff. The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions. The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to it, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the ASX, will be implemented, including the application to any

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CDIs issued to it of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5.	EVENTS OF DEFAULT; REMEDIES

5.1 Events of Default. Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a) Any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Loan Document including, but not limited to, the failure by the Company to pay on the Maturity Date, upon a Change of Control pursuant to Section 2(b) of the Note or to the extent due and payable under Section 2(c) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Loan Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof; or

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Loan Document (other than a failure to pay as specified in Section 5.1(a) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof.

5.2 Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note

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and the other Loan Documents. No right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6.	CONDITIONS TO CLOSING

6.1 Conditions to Purchaser’s Obligations at the Closing. The obligations of the Purchaser under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Loan Documents that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing. The obligations of the Company under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.

(b) Purchase Price. The Purchaser shall have delivered to the Company, in immediately available funds, the Loan Amount.

7.	MISCELLANEOUS

7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:

CRYSTAL AMBER FUND LIMITED

Heritage Hall

PO Box 225

Le Marchant Street

St. Peter Port

Guernsey

GY1 4HY

With a copy (that shall not constitute notice) to:

Estera — GG — Crystal Amber Team

CrystalAmberTeam@estera.com

If to the Company:

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

Attention: Chief Executive Officer

7.6 Amendment; Modification; Waiver. No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, modification or waiver of any provision of this Agreement must not contravene the ASX Listing Rules.

7.7 Entire Agreement. This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

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IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith

Name: Kevin Smith

Title: Alternate Director Crystal Amber Asset Management (Guernsey) Ltd

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

EXHIBIT A

FORM OF SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

THIS SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

US$1,000,000              March 15, 2019

Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of One Million dollars (US$1,000,000) with interest on the outstanding principal amount at the rate of ten percent (10%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Unsecured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on March 15, 2024 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of sixteen percent (16%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Optional Conversion. Subject to Section 2(c) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to March 15, 2024, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the entire unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.0127 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion.

(b) Change of Control. Upon the consummation of a Change of Control prior to March 15, 2024 the Holder may, at its option, (i) receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under the Note, or (ii) subject to the provisions of Section 2(c) and Section 6(a) hereof, retain the Note, including, without limitation, the Conversion Option set forth in Section 2(a) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(c) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, in the event that the rules of the Australian Securities Exchange (“ASX”) (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the entire unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(c).

(d) Fractional Shares and Conversion Process. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon valid conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor and the Payor must, if the CDIs are quoted on the ASX, do the following:

(i)

allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the conversion notice and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

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(ii)

enter CDN into the Payor’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii)	deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv)	apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v)	deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of conversion, CDIs are no longer quoted on ASX, then on conversion of the Note the Payor must issue directly to the Holder the number of shares of Common Stock over which the Note is convertible into and must procure that those shares be listed for trading on any securities exchange on which the Payor’s Common Stock is tradeable and deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

(e) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(f) Restriction on Transfer. Notwithstanding any other provision of this Note or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(b) and Section 2(c) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

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6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(b) hereof, the Holder shall be entitled to require the surviving entity to issue to the Holder an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(b) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (a) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Payor agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Payor to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended December 31, 2018 and on or about the date hereof, or (ii) the Senior Unsecured Promissory Note dated May 30, 2018, each issued to the Holder by the Payor, will have no effect on the Conversion Price.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

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8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note and the Purchase Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder provided that, while the Payor is admitted to the Official List of the ASX, any amendment, modification or waiver must not contravene the ASX Listing Rules.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

(h) Voting Rights. This Note does not carry any voting rights at stockholder meetings of the Payor unless and until the Note is converted.

(i) Participation Rights. The Holder is not by virtue of holding this Note entitled to participate in any new issue of securities made by the Payor to stockholders without first converting the Note.

(j) Equal Ranking. The Common Stock and CDIs issued pursuant to a conversion of this Note will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Payor in all respects.

(k) Reorganisations. While the Payor is admitted to the Official List of the ASX, the rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of the Payor’s capital at the time of the reorganization.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

By:	/s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith

Name: Kevin Smith

Title: Alternate Director

Crystal Amber Asset Management (Guernsey) Ltd

[SIGNATURE PAGE]

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

WARRANT TO PURCHASE CHESS DEPOSITARY INTERESTS

Issue Date: [                ], 2019

This Warrant to Purchase CHESS Depositary Interests (the “Warrant”) certifies that, for good and valuable consideration, CRYSTAL AMBER FUND LIMITED (along with its permitted assignees, the “Holder”) is entitled to, and GI DYNAMICS, INC., a Delaware corporation (the “Company”), hereby grants the Holder the right to, purchase, as of the date of issuance set forth above (the “Issue Date”), up to such number of fully paid and non-assessable CHESS Depositary Interests (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (the “CDIs”) as determined pursuant to Section 1(a) below, at a price per CDI equal to the Exercise Price (as defined below), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of March 15, 2019 by and between the Company and the Holder.

1.	Number of CDIs; Exercise Price

(a) Number of CDIs. With effect from the Issue Date, this Warrant automatically shall become exercisable for 78,984,823 CDIs (representing 1,579,696 shares of Common Stock). All CDIs for which this Warrant becomes exercisable from time to time pursuant to this Paragraph 1(a), and as may be adjusted from time to time in accordance with the provisions of this Warrant, are referred to herein cumulatively and collectively as the “Warrant CDIs.”

(b) Exercise Price. With respect to each Warrant CDI for which this Warrant becomes exercisable pursuant to Paragraph 1(a) above, the purchase price therefor (the “Exercise Price”) shall be US$0.0127.

2.	Exercise; Payment.

(a) Method of Exercise. This Warrant may be exercised by the Holder at any time during the term (as set forth in Section 8) and in compliance with the provisions of this Warrant for all or any part of the Warrant CDIs, by the surrender of this Warrant together with the duly executed notice of exercise form attached hereto as Exhibit A (the “Notice of Exercise”) at the principal office address of the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the Holding Statement or the book entry notice pursuant to Section 2(e), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the then unpurchased Warrant CDIs, which new Warrant shall in all other respects be identical to this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(b) Cash Exercise. Upon exercise of this Warrant, the Holder shall pay the Company an amount (“Exercise Payment”) equal to the product of the Exercise Price multiplied by the total number of Warrant CDIs purchased pursuant to such exercise of this Warrant, by wire transfer of immediately available funds or check payable to the order of the Company. In the manner set out in Paragraph (e) below, the Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Warrant CDIs represented by such exercise (and such Warrant CDIs shall be deemed to have been issued) immediately prior to the close of business on the date upon which the Exercise Payment is paid to the Company.

(c) Net Exercise. The Exercise Payment also may be paid at the Holder’s election by surrender of all or a portion of the Warrant for the Warrant CDIs to be exercised under this Warrant (“Net Exercise”). If the Holder elects the Net Exercise method, the Company will issue Warrant CDIs in accordance with the following formula:

X = Y(A-B) A

Where:

X =	the number of Warrant CDIs to be issued upon the Net Exercise of the Warrant

Y =	the number of Warrant CDIs to be surrendered

A =	the fair market value of one (1) CDI on the date of exercise of this Warrant

B =	the Exercise Price

For purposes of the above calculation, fair market value of CDIs shall mean the following (“Fair Market Value”):

(i) if CDIs are then quoted on the Australian Securities Exchange (“ASX”), then the Fair Market Value per share of one (1) CDI shall be equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after);

(ii) if CDIs are not then quoted on the ASX, then if the Company’s Common Stock is traded on another national securities exchange, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock on such securities exchange for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates;

(iii) if CDIs are not then quoted on the ASX and the Common Stock is not then traded on another securities exchange, then if the Common Stock is traded over-the-counter, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock quoted on the principal market on which or through which the Common Stock is traded over the five (5) consecutive trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates; or

(iv) if CDIs are not then quoted on the ASX and the Common Stock is not then listed on any securities exchange or traded in the over-the-counter market, the Fair Market Value of the CDIs shall be as determined by its Board of Directors in its reasonable good faith judgment (which determination shall take into consideration any available appraisals).

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If any of the amounts used to calculate the Fair Market Value are expressed in Australian dollars and not the United States dollar, then each such amount shall be converted into United States dollars based on the closing exchange rate published by the Reserve Bank of Australia in their Official Bulletin at 4 pm for the applicable date. The amounts used to calculate the Fair Market Value shall be equitably adjusted for the occurrence of any of the events for which an adjustment would be made pursuant to Section 4 but which is not otherwise fully reflected in the Fair Market Value calculation.

(d) Election to receive Common Stock. The Holder may include in their Notice of Exercise, the election to receive the corresponding number of shares of Common Stock for the Warrant CDIs to be purchased.

(e) Exercise Process including Holding Statement. In the event of the valid exercise of this Warrant, the Company must, if the CDIs are quoted on the ASX, do the following:

(i) allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the Notice of Exercise and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii) enter CDN into the Company’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii) deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv) apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v) deliver in accordance with Section 6 to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of exercise, CDIs are no longer quoted on ASX, then on exercise of the Warrant the Company must issue directly to the Holder the number of shares of Common Stock over which the Warrant is exercised and must procure that those shares be listed for trading on any securities exchange on which the Company’s Common Stock is tradeable and in accordance with Section 6 deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

3.

Stock Fully Paid; Reservation of Shares. All of the Warrant CDIs or Common Stock issuable upon the exercise of this Warrant, upon issuance and receipt by the Company of the Exercise Price therefor (or upon Net Exercise thereof, as provided in Section 2(c)), shall be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof except as noted in Section 5. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4.

Adjustment of Exercise Price and Number of Shares. The number and kind of Warrant CDIs to be issued upon the exercise of this Warrant and the Exercise Price payable therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Consolidation or Reorganization. Subject to Section 10, in case of any reclassification of the CDIs (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the Company’s assets (any of which is a “Reorganization Transaction”), the Company, or such successor corporation as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant CDIs then issuable upon exercise of this Warrant, the kind and amount of

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shares of stock, other securities, money and property as would be received by the Holder for such Warrant CDIs as if such Warrant CDIs were outstanding immediately prior to the consummation of the Reorganization Transaction.

(b) Stock Splits, Dividends and Combinations. Subject to Section 10, in the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be such that in each case, the result obtained by multiplying the Exercise Price by the number of Warrant CDIs shall be the same immediately prior to, and immediately after, such event.

(c) Notice of Corporate Action. If the Company (i) declares a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; (ii)                authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Reorganization Transaction; or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 11(d); provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(d) Subsequent Equity Sales. Notwithstanding any provision of this Warrant to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Company agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Company to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended as of December 31, 2018 and on or about the date of the Purchase Agreement, or (ii) the Senior Unsecured Promissory Note dated May 30, 2018, each issued to the Holder by the Company, will have no effect on the Exercise Price.

5.	Holder Representations and Warranties; Transfer and Assignment.

(a) The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or Warrant CDIs issuable to Holder are hereby made a part of this Warrant and incorporated herein by this reference

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(b) Notwithstanding any other provision of this Warrant or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to this Warrant (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Company’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

(c) The Holder may not sell or transfer this Warrant, or grant, issue or transfer interests in, or options over, this Warrant at any time within 12 months after the Issue Date except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6.

Fractional Shares. No fractional shares of the Company’s capital stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7.

Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or subscription rights or be deemed the holder of the CDIs, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) with respect to the Warrant CDIs until this Warrant shall have been exercised and the Warrant CDIs purchasable upon the exercise of this Warrant shall have become deliverable, as provided in Section 2(a).

8.

Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 7:00 a.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Issue Date.

9.

Registry of Warrants. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Holder’s initial address, for purposes of such registry, is set forth below Holder’s signature on this Warrant. Holder may change such address by giving written notice of such changed address to the Company.

10.

ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to the Warrant notwithstanding any other provision of this Warrant:

(a) Voting Rights. The Warrant does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant is exercised.

(b) Participation Rights. There are no participating rights or entitlements inherent in the Warrant and the Holder is not by virtue of holding the Warrant entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant).

(c) Reorganisations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.

(d) Bonus Issues. If there is a bonus issue to the holders of CDIs, the number of CDIs representing shares of Common Stock over which the Warrant is exercisable will be increased by the number of CDIs which the Holder would have received if it had exercised the Warrant before the record date for the bonus issue.

5

(e) Pro Rata Issue. If the Company proceeds with a pro rata issue (except a bonus issue) of securities to stockholders after the date of issue of the Warrant, the Exercise Price of the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(f) Not Quoted. The Warrant will not be quoted on ASX or on any other securities exchange.

(g) Equal Ranking. The Common Stock and CDIs issued pursuant to an exercise of the Warrant will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Company in all respects.

(h) Changes. Other than as set out in this Warrant or the ASX Listing Rules, this Warrant does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant can be exercised.

11.	Miscellaneous.

(a) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder and of the Warrant CDIs issued or issuable upon the exercise hereof.

(d) Any notice provided for or permitted under this Warrant shall be treated as having been given (i) upon receipt, when delivered personally, (ii) one day after sending, when sent by commercial overnight courier with written verification of receipt, (iii) upon confirmed transmission when sent via facsimile on a business day prior to 5:00 pm local time or, if sent after 5:00 pm local time, the next business day after confirmed transmission, or (iv) three business days after deposit with the United States Postal Service, when mailed postage prepaid by certified or registered mail, return receipt requested, in each case, addressed to the address or facsimile number set forth on the signature pages hereof or as otherwise furnished in writing.

(e) This Warrant, the Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the matters contained herein.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, waiver or termination must not contravene the ASX Listing Rules.

[continued and to be signed on following page]

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IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be signed by its duly authorized officer, all as of the day and year first above written.

COMPANY:	GI DYNAMICS, INC. a Delaware corporation

By:
	Name:	Scott Schorer
	Title:	Chief Executive Officer

Notice Address:	PO Box 51915
Boston, MA 02205
U.S.A.
Attention: Chief Executive Officer

HOLDER:	CRYSTAL AMBER FUND LIMITED

By:
	Name:	Kevin Smith
	Title:	Alternate Director
Crystal Amber Asset Management (Guernsey) Ltd

Notice Address:	PO Box 286
Floor 2
Trafalgar Court
St. Peter Port
Guernsey
GY1 4LY

With a copy (which shall not constitute notice) to:

Estera — GG — Crystal Amber Team CrystalAmberTeam@estera.com

[SIGNATURE PAGE TO WARRANT]

EXHIBIT A

NOTICE OF EXERCISE

TO:        GI DYNAMICS, INC.

1. Cash Exercise. The undersigned hereby elects to purchase                  CHESS Depositary Interests (with each CHESS Depositary Interest representing 1/[50th] of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (“CDIs”) of GI DYNAMICS, INC., a Delaware corporation (the “Company”), pursuant to the terms of Section 2(b) of the Warrant to Purchase CHESS Depositary Interests dated [                ], 2019 (the “Warrant”), and tenders herewith payment of the Exercise Price (as such term is defined in the Warrant) therefor.

2. Net Exercise. The undersigned hereby elects to effect a Net Exercise for                  CDIs pursuant to Section 2(c) of the Warrant.

Please issue a Holding Statement certifying said                  CDIs have been issued in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3. Common Stock Election. By initialing here, the undersigned hereby elects to receive the number of shares of Common Stock corresponding to the CDIs noted above in lieu of the CDIs otherwise issuable:

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock or CDIs, as the case may be, are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Holder Name:

By:

Name:

Title:

Date:

Annexure B — May 2019 Convertible Note Financing Documents

GI DYNAMICS, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of the 8th day of May, 2019 (the “Effective Date”) by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1.	TERMS OF THE LOAN AND THE WARRANT

1.1 The Loan.    Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, a senior unsecured convertible promissory note in the aggregate principal amount of Three Million dollars (US$3,000,000) (the “Loan Amount”) and in substantially the form attached hereto as Exhibit A (the “Note”). The Note may be converted into Chess Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) or Common Stock as provided in such Note.

1.2 The Warrant.    In order to induce the Purchaser to enter into this Agreement, to purchase the Note and to make the loan evidenced thereby, the Company agrees to issue to the Purchaser a warrant to purchase CDIs or Common Stock as provided in such warrant and in substantially the form attached hereto as Exhibit B (the “Warrant”). The Warrant shall only be issuable on the date of the Company’s receipt of stockholder approval to issue the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note, and if stockholder approval is obtained, shall have a term that expires on the fifth (5th) anniversary of the Full Funding Date (as defined in the Note). If stockholder approval for issuance of the Warrant is not obtained, the Warrant will not be capable of being issued and the Purchaser shall be entitled to the remedy described in Section 2(c) of the Note in accordance with the procedures described therein, in full satisfaction of all obligations under the Note and in lieu of issuance of the Warrant.

2.	THE CLOSING

2.1 Closing Date.    The closing of the purchase and sale of the Note (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 Delivery of Note.    At the Closing (i) the Company shall issue and deliver to the Purchaser the Note; and (ii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require. The Purchaser shall deliver to the Company a check or wire transfer funds in an amount equal to the first advance against the Loan Amount, as set forth on Schedule A to the Note, not later than the date indicated for the first advance in said Schedule A.

2.3 Issuance and Delivery of Warrant.    The Company shall issue and deliver the Warrant to the Purchaser within five business days of the date of the Company’s receipt of stockholder approval of the issue of the Warrant in accordance with the same stockholder approval process described in Section 2(c) of the Note.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification.    The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.

3.2 Corporate Power.    The Company has all requisite corporate power to execute and deliver this Agreement, the Note and subject to the abovementioned stockholder approval, the Warrant in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents and to, subject to the abovementioned stockholder approval, issue CDIs in accordance with the terms thereof.

(a) Authorization.    The execution and delivery of each of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note, the issuance of the Warrant, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs”), the reservation of the Common Stock underlying the CDIs issuable upon exercise of the Warrant (the “Warrant CDIs” and, together with the Note, the Warrant, the Conversion CDIs and the Common Stock, “Securities”) and the issuance of the Conversion CDIs and the Warrant CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date and except for any required stockholder approval of the Company as set forth in Section 2(c) of the Note and in this Agreement, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Loan Documents has been (or in the case of the Warrant, will be) duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs in accordance with the provisions of this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(f) of the Note). Upon the exercise of the Warrant in accordance with the provisions of this Agreement and the Warrant, the Warrant CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 5(b) of the Warrant). The issuance of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note and the Warrant (and the underlying securities) may be subject to restrictions on transfer as set out in the Loan Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs) and the Warrant (and the Warrant CDIs) do not and will not cause any dilution adjustment in any existing securities of the Company, and the Purchaser hereby waives any dilution adjustment that might otherwise result from the issuance and sale of the Note (and the Conversion CDIs) or the Warrant (and the Warrant CDIs) pursuant to the terms of any existing security held by the Purchaser.

3.3 Governmental Consents.    All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for (i) any stockholder approval described by Section 2(c) of the Note and this Agreement and (ii) any notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

3.4 No Conflicts.    The execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Warrant and the reservation for issuance and issuance of the Conversion CDIs and the Warrant CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected. For the avoidance of doubt, the Purchaser agrees that the execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby shall not conflict with or constitute a default under (x) the Note Purchase Agreement, dated as of June 15, 2017, and amended as of December 31, 2018, March 29, 2019 and April 30, 2019, between the Company and the Purchaser, including, without limitation, the restriction on additional indebtedness set forth in Section 3.14 thereof, (y) the Note and Warrant Purchase Agreement, dated May 30, 2018, between the Company and the Purchaser, or (z) the Note and Warrant Purchase Agreement, dated March 15, 2019, between the Company and the Purchaser.

3.5 Offering.    Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and the Warrant is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.6 Use of Proceeds.    The Company shall use the proceeds of the sale and issuance of the Note for general corporate purposes.

3.7 Delivery of SEC Filings.    The Company has provided the Purchaser with copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.8 Conduct of Business; Regulatory Permits.    To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and, assuming the Note and Warrant are issued, has no knowledge of any facts or circumstances that would reasonably lead to suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.9 Absence of Litigation.    There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

3.10 Securities Laws.    The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.10. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Note or the Warrant in a manner that could require the registration of the Note or the Warrant under the Act.

3.11 Efforts to Obtain Stockholder Approval.    The Company shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 2(c) of the Note in respect of the Note and the same form of approval in respect of the Warrant. The Company covenants that its proposal to stockholders in respect of approval of the Warrant issuance will be interconditional with its proposal to stockholders in respect of approval of issuance of CDIs upon conversion of the Note, such that if either proposal is not approved, then neither proposal may be approved.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account.    The Purchaser understands that the Securities have not been registered under the Act and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that, if it is permitted to acquire any Securities under the Note or the Warrant, it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

4.2 Information and Sophistication.    Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk.    The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144.    The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.5 Accredited Investor Status.    The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S.    In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note, the Warrant and the underlying securities may, subject to any restrictions contained in the Note or the Warrant, as applicable, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note or the Warrant, as applicable, and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d).    If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition.    Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note and the Warrant, as applicable, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note and the Warrant, as applicable, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Loan Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends.    The Purchaser understands that any securities issued upon conversion of the Note or exercise of the Warrant, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement, the Note or the Warrant, as applicable.

(c) Any legend required by the securities laws of any state or country to the extent such laws are applicable to the securities represented by the certificate so legended.

4.10 Market Standoff.    The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions.    The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to it, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the ASX, will be implemented, including the application to any CDIs issued to it of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5.	EVENTS OF DEFAULT; REMEDIES

5.1 Events of Default.    Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a) Any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Loan Document including, but not limited to, the failure by the Company to pay on the Maturity Date, upon a Change of Control pursuant to Section 2(b) of the Note or to the extent due and payable under Section 2(c) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Loan Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof; or

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Loan Document (other than a failure to pay as specified in Section 5.1(a) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof.

5.2 Remedies.    Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note and the other Loan Documents. No right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6.	CONDITIONS TO CLOSING

6.1 Conditions to Purchaser’s Obligations at the Closing.    The obligations of the Purchaser under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties.    The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b) Performance.    The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Loan Documents that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications.    All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note, the Conversion CDIs, the Warrant and the Warrant CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents.    All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing.    The obligations of the Company under the Loan Documents are subject to the fulfillment on or before the Closing of the condition that the representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date, which condition may be waived in writing by the Company:

7.	MISCELLANEOUS

7.1 Binding Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law.    This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:

CRYSTAL AMBER FUND LIMITED

P.O. Box 286

Floor 2

Trafalgar Court

St. Peter Port

Guernsey

GY1 4LY

With a copy (that shall not constitute notice) to:

Estera - GG - Crystal Amber Team

CrystalAmberTeam@estera.com

If to the Company:

GI DYNAMICS, INC.

P.O. Box 51915

Boston, MA 02205

Attention: Chief Executive Officer

7.6 Amendment; Modification; Waiver.    No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, modification or waiver of any provision of this Agreement must not contravene the ASX Listing Rules.

7.7 Entire Agreement.    This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn

Name: Laurence McNairn

Title: Director
Executed By Crystal Amber Asset Management (Guernsey) Limited As Investment Manager Of Crystal Amber Fund Limited

[SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

EXHIBIT A

FORM OF SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

THIS SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

US$3,000,000	May 8, 2019
Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of Three Million dollars (US$3,000,000), or so much thereof as may be advanced and outstanding pursuant to Section 1(d), or such greater amount as shall become due after giving effect to Sections 2(b) or 2(c), with interest on the outstanding principal amount at the rate of ten percent (10%) per annum. Interest (i) shall commence with the date of receipt by Payor of the first advance of funds as set forth on Schedule A and shall be computed daily as to the then-outstanding amount until the Full Funding Date (as defined below), at which time interest shall thenceforth be compounded annually based on a 365-day year, and (ii) shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Unsecured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on the date which is the fifth anniversary of the Full Funding Date (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of sixteen percent (16%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

(d) Subject to the terms of this Note, Holder shall make advances to the Company no later than the dates and in amounts no less than those set forth on Schedule A hereto. Holder may accelerate any of its

1.

advances to the Company in Holder’s sole discretion. The date indicated for payment of the fourth (4th) and final advance set forth on Schedule A hereto (regardless of whether funding occurs on such date) shall be the “Full Funding Date”. Notwithstanding the foregoing, no advances shall be made during the continuance of any Event of Default. In such an event, advances to the Company may resume on the third (3rd) day, and shall resume no later than the seventh (7th) day, following the Holder’s receipt of notice delivered by the Company affirming that the Company has cured its Event of Default. The parties shall cause Schedule A to be updated in accordance with any revised schedule of advances necessitated by the occurrence or subsequent cure of an Event of Default. For the avoidance of doubt, Holder and the Company may jointly waive any requirement set forth in this Section 1(d).

2. CONVERSION

(a) Optional Conversion.    Subject to Section 2(c) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to the Maturity Date, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the then outstanding unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.0127 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion.

(b) Change of Control.    Upon the consummation of a Change of Control prior to the Maturity Date the Holder may, at its option, (i) receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the then outstanding unpaid principal amount of this Note in full satisfaction of all obligations under the Note, or (ii) subject to the provisions of Section 2(c) and Section 6(a) hereof, retain the Note, including, without limitation, the Conversion Option set forth in Section 2(a) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(c) Stockholder Approval.    Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, in the event that the rules of the Australian Securities Exchange (“ASX”) (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the then outstanding unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’

2.

meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(c).

(d) Fractional Shares and Conversion Process.    No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon valid conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor and the Payor must, if the CDIs are quoted on the ASX, do the following:

(i)

allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the conversion notice and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii)

enter CDN into the Payor’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii)	deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv)	apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v)	deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of conversion, CDIs are no longer quoted on ASX, then on conversion of the Note the Payor must issue directly to the Holder the number of shares of Common Stock over which the Note is convertible into and must procure that those shares be listed for trading on any securities exchange on which the Payor’s Common Stock is tradeable and deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

(e) Holder Representations and Warranties; Transfer and Assignment.    The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(f) Restriction on Transfer.    Notwithstanding any other provision of this Note or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

3.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT.    Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(b) and Section 2(c) hereof.

5. NON-TRANSFERABLE.    The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions.    If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(b) hereof, the Holder shall be entitled to require the surviving entity to issue to the Holder an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(b) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (a) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events.    If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales.    Notwithstanding any provision of this Note to the contrary, in the event that the Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an

4.

equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Payor agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Payor to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended December 31, 2018, March 29, 2019 and April 30, 2019, (ii) the Senior Unsecured Convertible Promissory Note dated May 30, 2018, or (iii) the Senior Unsecured Convertible Promissory Note dated March 15, 2019, each issued to the Holder by the Payor, will have no effect on the Conversion Price.

7. WAIVER; PAYMENT OF FEES AND EXPENSES.    Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

8. CUMULATIVE REMEDIES.    Holder’s rights and remedies under this Note and the Purchase Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. MISCELLANEOUS

(a) Governing Law.    The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction.    All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment.    The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles.    The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices.    All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

5.

(f) Amendment; Modification; Waiver.    No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder provided that, while the Payor is admitted to the Official List of the ASX, any amendment, modification or waiver must not contravene the ASX Listing Rules.

(g) Counterparts.    This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

(h) Voting Rights.    This Note does not carry any voting rights at stockholder meetings of the Payor unless and until the Note is converted.

(i) Participation Rights.    The Holder is not by virtue of holding this Note entitled to participate in any new issue of securities made by the Payor to stockholders without first converting the Note.

(j) Equal Ranking.    The Common Stock and CDIs issued pursuant to a conversion of this Note will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Payor in all respects.

(k) Reorganisations.    While the Payor is admitted to the Official List of the ASX, the rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of the Payor’s capital at the time of the reorganization.

[Signature page follows]

6.

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

By:	/s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn

Name: Laurence McNairn

Title: Director

Executed By Crystal Amber Asset Management (Guernsey) Limited As Investment Manager Of Crystal Amber Fund Limited

[SIGNATURE PAGE]

SCHEDULE A

ADVANCES

Advance No.	Date	Amount
1	5/10/2019	USD 500,000.00
2	On or before 5/25/2019	USD 500,000.00
3	On or before 6/11/2019	USD 1,000,000.00
4	On or before 7/11/2019	USD 1,000,000.00
	Total	USD 3,000,000.00

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

WARRANT TO PURCHASE CHESS DEPOSITARY INTERESTS

Issue Date:                     , 2019

This Warrant to Purchase CHESS Depositary Interests (the “Warrant”) certifies that, for good and valuable consideration, CRYSTAL AMBER FUND LIMITED (along with its permitted assignees, the “Holder”) is entitled to, and GI DYNAMICS, INC., a Delaware corporation (the “Company”), hereby grants the Holder the right to, purchase, as of the date of issuance set forth above (the “Issue Date”), up to such number of fully paid and non-assessable CHESS Depositary Interests (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (the “CDIs”) as determined pursuant to Section 1(a) below, at a price per CDI equal to the Exercise Price (as defined below), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of May 8, 2019 by and between the Company and the Holder.

1. Number of CDIs; Exercise Price

(a) Number of CDIs.    With effect from the Issue Date, this Warrant automatically shall become exercisable for the number of CDIs set forth on Schedule A hereto, which amounts represent a proportionate number of shares of Common Stock set forth on Schedule A. All CDIs for which this Warrant becomes exercisable from time to time pursuant to this Paragraph 1(a), and as may be adjusted from time to time in accordance with the provisions of this Warrant, are referred to herein cumulatively and collectively as the “Warrant CDIs.” For the avoidance of doubt, the availability for issuance of each incremental amount of Warrant CDIs as set forth on Schedule A shall be contingent upon the funding of each corresponding advance made by the Holder to the Company pursuant to Schedule A of that certain Senior Unsecured Convertible Promissory Note issued by the Company to the Holder on May 8, 2019 (the “Note”), and the availability of each incremental amount of Warrant CDIs shall be accelerated in conjunction with any acceleration of any advances made by the Holder to the Company pursuant to the Note.

(b) Exercise Price.    With respect to each Warrant CDI for which this Warrant becomes exercisable pursuant to Paragraph 1(a) above, the purchase price therefor (the “Exercise Price”) shall be US$0.0127.

2. Exercise; Payment.

(a) Method of Exercise.    This Warrant may be exercised by the Holder at any time during the term (as set forth in Section 8) and in compliance with the provisions of this Warrant for all or any part of the Warrant CDIs, by the surrender of this Warrant together with the duly executed notice of exercise form attached hereto as Exhibit A (the “Notice of Exercise”) at the principal office address of the Company. If this Warrant shall have been exercised in part or before the availability for issuance of all Warrant CDIs in accordance with Schedule A, the Company shall, at the time of delivery of the Holding Statement or the book entry notice pursuant to Section 2(e), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the then unpurchased or remaining, but not yet available for issuance, Warrant CDIs, which new Warrant shall in all other respects be identical to this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(b) Cash Exercise.    Upon exercise of this Warrant, the Holder shall pay the Company an amount (“Exercise Payment”) equal to the product of the Exercise Price multiplied by the total number of Warrant CDIs purchased pursuant to such exercise of this Warrant, by wire transfer of immediately available funds or check payable to the order of the Company. In the manner set out in Paragraph (e) below, the Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Warrant CDIs represented by such exercise (and such Warrant CDIs shall be deemed to have been issued) immediately prior to the close of business on the date upon which the Exercise Payment is paid to the Company.

(c) Net Exercise.    The Exercise Payment also may be paid at the Holder’s election by surrender of all or a portion of the Warrant for the Warrant CDIs to be exercised under this Warrant (“Net Exercise”). If the Holder elects the Net Exercise method, the Company will issue Warrant CDIs in accordance with the following formula:

X = Y(A-B)
A

Where:

X =	the number of Warrant CDIs to be issued upon the Net Exercise of the Warrant

Y =	the number of Warrant CDIs to be surrendered

A =	the fair market value of one (1) CDI on the date of exercise of this Warrant

B =	the Exercise Price

For purposes of the above calculation, fair market value of CDIs shall mean the following (“Fair Market Value”):

(i) if CDIs are then quoted on the Australian Securities Exchange (“ASX”), then the Fair Market Value per share of one (1) CDI shall be equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after);

(ii) if CDIs are not then quoted on the ASX, then if the Company’s Common Stock is traded on another national securities exchange, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock on such securities exchange for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates;

(iii) if CDIs are not then quoted on the ASX and the Common Stock is not then traded on another securities exchange, then if the Common Stock is traded over-the-counter, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock quoted on the principal market on which or through which the Common Stock is traded over the five (5) consecutive trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates; or

(iv) if CDIs are not then quoted on the ASX and the Common Stock is not then listed on any securities exchange or traded in the over-the-counter market, the Fair Market Value of the CDIs shall be as determined by its Board of Directors in its reasonable good faith judgment (which determination shall take into consideration any available appraisals).

If any of the amounts used to calculate the Fair Market Value are expressed in Australian dollars and not the United States dollar, then each such amount shall be converted into United States dollars based on the closing exchange rate published by the Reserve Bank of Australia in their Official Bulletin at 4 pm for the applicable date. The amounts used to calculate the Fair Market Value shall be equitably adjusted for the occurrence of any of the events for which an adjustment would be made pursuant to Section 4 but which is not otherwise fully reflected in the Fair Market Value calculation.

(d) Election to receive Common Stock.    The Holder may include in their Notice of Exercise, the election to receive the corresponding number of shares of Common Stock for the Warrant CDIs to be purchased.

(e) Exercise Process including Holding Statement.    In the event of the valid exercise of this Warrant, the Company must, if the CDIs are quoted on the ASX, do the following:

(i) allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the Notice of Exercise and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii) enter CDN into the Company’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii) deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv) apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v) deliver in accordance with Section 6 to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of exercise, CDIs are no longer quoted on ASX, then on exercise of the Warrant the Company must issue directly to the Holder the number of shares of Common Stock over which the Warrant is exercised and must procure that those shares be listed for trading on any securities exchange on which the Company’s Common Stock is tradeable and in accordance with Section 6 deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

3. Stock Fully Paid; Reservation of Shares.    All of the Warrant CDIs or Common Stock issuable upon the exercise of this Warrant, upon issuance and receipt by the Company of the Exercise Price therefor (or upon Net Exercise thereof, as provided in Section 2(c)), shall be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof except as noted in Section 5. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Adjustment of Exercise Price and Number of Shares.    The number and kind of Warrant CDIs to be issued upon the exercise of this Warrant and the Exercise Price payable therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Consolidation or Reorganization.    Subject to Section 10, in case of any reclassification of the CDIs (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the Company’s assets (any of which is a “Reorganization Transaction”), the Company, or such successor corporation as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant CDIs then issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property as would be received by the Holder for such Warrant CDIs as if such Warrant CDIs were outstanding immediately prior to the consummation of the Reorganization Transaction.

(b) Stock Splits, Dividends and Combinations.    Subject to Section 10, in the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be such that in each case, the result obtained by multiplying the Exercise Price by the number of Warrant CDIs shall be the same immediately prior to, and immediately after, such event.

(c) Notice of Corporate Action.    If the Company (i) declares a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Reorganization Transaction; or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 11(d); provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(d) Subsequent Equity Sales.    Notwithstanding any provision of this Warrant to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Company agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Company to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended as of December 31, 2018, March 29, 2019 and April 30, 2019, (ii) the Senior Unsecured Convertible Promissory Note dated May 30, 2018, or (iii) the Senior Unsecured Convertible Promissory Note dated March 15, 2019, each issued to the Holder by the Company, will have no effect on the Exercise Price.

5. Holder Representations and Warranties; Transfer and Assignment.

(a) The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or Warrant CDIs issuable to Holder are hereby made a part of this Warrant and incorporated herein by this reference

(b) Notwithstanding any other provision of this Warrant or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to this Warrant (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Company’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

(c) The Holder may not sell or transfer this Warrant, or grant, issue or transfer interests in, or options over, this Warrant at any time within 12 months after the Issue Date except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fractional Shares.    No fractional shares of the Company’s capital stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7. Rights of Stockholders.    The Holder shall not be entitled to vote or receive dividends or subscription rights or be deemed the holder of the CDIs, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) with respect to the Warrant CDIs until this Warrant shall have been exercised and the Warrant CDIs purchasable upon the exercise of this Warrant shall have become deliverable, as provided in Section 2(a).

8. Term of Warrant.    This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 7:00 a.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Full Funding Date (as defined in the Note).

9. Registry of Warrants.    The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Holder’s initial address, for purposes of such registry, is set forth below Holder’s signature on this Warrant. Holder may change such address by giving written notice of such changed address to the Company.

10. ASX Listing Rules.    Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to the Warrant notwithstanding any other provision of this Warrant:

(a) Voting Rights.    The Warrant does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant is exercised.

(b) Participation Rights.    There are no participating rights or entitlements inherent in the Warrant and the Holder is not by virtue of holding the Warrant entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant).

(c) Reorganisations.    The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.

(d) Bonus Issues.    If there is a bonus issue to the holders of CDIs, the number of CDIs representing shares of Common Stock over which the Warrant is exercisable will be increased by the number of CDIs which the Holder would have received if it had exercised the Warrant before the record date for the bonus issue.

(e) Pro Rata Issue.    If the Company proceeds with a pro rata issue (except a bonus issue) of securities to stockholders after the date of issue of the Warrant, the Exercise Price of the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(f) Not Quoted.    The Warrant will not be quoted on ASX or on any other securities exchange.

(g) Equal Ranking.    The Common Stock and CDIs issued pursuant to an exercise of the Warrant will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Company in all respects.

(h) Changes.    Other than as set out in this Warrant or the ASX Listing Rules, this Warrant does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant can be exercised.

11. Miscellaneous.

(a) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder and of the Warrant CDIs issued or issuable upon the exercise hereof.

(d) Any notice provided for or permitted under this Warrant shall be treated as having been given (i) upon receipt, when delivered personally, (ii) one day after sending, when sent by commercial overnight courier with written verification of receipt, (iii) upon confirmed transmission when sent via facsimile on a business day prior to 5:00 pm local time or, if sent after 5:00 pm local time, the next business day after confirmed transmission, or (iv) three business days after deposit with the United States Postal Service, when mailed postage prepaid by certified or registered mail, return receipt requested, in each case, addressed to the address or facsimile number set forth on the signature pages hereof or as otherwise furnished in writing.

(e) This Warrant, the Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the matters contained herein.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, waiver or termination must not contravene the ASX Listing Rules.

[continued and to be signed on following page]

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be signed by its duly authorized officer, all as of the day and year first above written.

COMPANY:	GI DYNAMICS, INC.
a Delaware corporation

By:
	Name:	Scott Schorer
	Title:	Chief Executive Officer

Notice Address:	P.O. Box 51915
Boston, MA 02205
U.S.A.
Attention: Chief Executive Officer

HOLDER:	CRYSTAL AMBER FUND LIMITED

By:
Name:
	Title:	Director
Crystal Amber Asset Management (Guernsey) Ltd

Notice Address:	P.O. Box 286
Floor 2
Trafalgar Court
St. Peter Port
Guernsey
GY1 4LY

With a copy (which shall not constitute notice) to:

Estera — GG — Crystal Amber Team
CrystalAmberTeam@estera.com

[SIGNATURE PAGE TO WARRANT]

SCHEDULE A

ISSUABLE WARRANT CDIS

To be made available for exercise contingent upon the completion of each corresponding “Advance” made by the Holder to the Company pursuant to Schedule A of that certain Senior Unsecured Convertible Promissory Note issued by the Company to the Holder on May 8, 2019 (the “Note”).

Advance No.	Date*	CDIs	Common Stock
1	5/10/2019	39,370,080	787,402
2	On or before 5/25/2019	39,370,080	787,402
3	On or before 6/11/2019	78,740,160	1,574,804
4	On or before 7/11/2019	78,740,160	1,574,804
	Total	236,220,480	4,724,412

*	Availability of each incremental amount of Warrant CDIs shall be accelerated in conjunction with any acceleration of any advances made by the Holder to the Company pursuant to the Note.

EXHIBIT A

NOTICE OF EXERCISE

TO:	GI DYNAMICS, INC.

1. Cash Exercise.    The undersigned hereby elects to purchase                     CHESS Depositary Interests (with each CHESS Depositary Interest representing 1/[50th] of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (“CDIs”) of GI DYNAMICS, INC., a Delaware corporation (the “Company”), pursuant to the terms of Section 2(b) of the Warrant to Purchase CHESS Depositary Interests dated [                    ], 2019 (the “Warrant”), and tenders herewith payment of the Exercise Price (as such term is defined in the Warrant) therefor.

2. Net Exercise.    The undersigned hereby elects to effect a Net Exercise for                 CDIs pursuant to Section 2(c) of the Warrant.

Please issue a Holding Statement certifying said                 CDIs have been issued in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3. Common Stock Election.    By initialing here, the undersigned hereby elects to receive the number of shares of Common Stock corresponding to the CDIs noted above in lieu of the CDIs otherwise issuable:

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock or CDIs, as the case may be, are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Holder Name:

By:

Name:

Title:

Date:

Annexure C — 2017 Convertible Note Financing Documents

GI DYNAMICS, INC.

NOTE PURCHASE AGREEMENT

GI DYNAMICS, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of the 15th day of June, 2017 (the “Effective Date”) by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note (as defined below).

The parties hereby agree as follows:

1. AMOUNT AND TERMS OF THE LOAN

1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, a senior secured convertible promissory note in the aggregate principal amount of Five Million dollars (US$5,000,000) (the “Loan Amount”) and in substantially the form attached hereto as Exhibit A (the “Note”). The Note may be converted into Chess Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of the Company’s common stock, $0.01 par value per share (the “Common Stock”)) as provided in such Note.

2. THE CLOSING

2.1 Closing Date. The closing of the purchase and sale of the Note (the “Closing”) shall be held on the Effective Date or at such other time as the Company and the Purchaser shall agree (the “Closing Date”).

2.2 Delivery. At the Closing (i) the Purchaser will deliver to the Company a check or wire transfer funds in an amount equal to the Loan Amount; (ii) the Company shall issue and deliver the Note to the Purchaser; and (iii) the Company shall execute and deliver such other documents as the Purchaser shall reasonably require, including a Security Agreement in the form attached hereto as Exhibit B.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization; Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property and carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in the Commonwealth of Massachusetts and in each jurisdiction in which the failure to be so qualified could have a material adverse effect on its business or properties.

3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Note and the Security Agreement in favor of the Purchaser and any other document provided for herein or by any of the foregoing (collectively, as the same may from to time be amended, modified, supplemented or restated, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents and to issue CDIs in accordance with the terms thereof.

3.3 Authorization. The execution and delivery of each of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the reservation of the Common Stock underlying the CDIs issuable upon conversion of the Note (the “Conversion CDIs” and, together with the Notes and the Common Stock,

2

“Securities”) and the issuance of the Conversion CDIs, was duly authorized by the Company’s board of directors. Other than those consents and authorizations obtained by the Company prior to the date hereof that are in full force and effect on the Closing Date and except for any required stockholder approval of the Company as set forth in Section 2(d) of the Note, no further consent or authorization is required by the Company, its board of directors or its stockholders. Each of the Loan Documents has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to equitable principles, bankruptcy, insolvency and the relief of debtors. Upon conversion of the Note into Conversion CDIs ,in accordance with the provisions of this Agreement and the Note, the Conversion CDIs will be validly issued, fully paid and nonassessable and free of any liens or encumbrances (other than as set out in Section 2(g) of the Note). The issuance of the Note (and the Conversion CDIs) pursuant to the provisions of this Agreement will not give rise to any preemptive rights or rights of first refusal granted by the Company, and the Note (and the Conversion CDIs) will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Note (and the underlying securities) may be subject to restrictions on transfer as set out in the Loan Documents or under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed. The issuance and sale of the Note (and the Conversion CDIs) do not and will not cause any dilution adjustment in any existing securities of the Company.

3.4 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of the Loan Documents, the offer, sale or issuance of the Note and the Conversion CDIs, or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing, except for (i) any stockholder approval described by Section 2(d) of the Note and (ii) notices required or permitted to be filed with certain foreign, state and/or federal securities commissions or stock exchanges, which notices will be filed on a timely basis.

3.5 No Conflicts. The execution, delivery and performance of the Loan Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion CDIs) will not (i) result in a violation of the certificate of incorporation or by-laws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party or by which the Company is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree including federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected.

3.6 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.7 Lien Priority. Each lien created hereunder or provided for hereby or under any other Loan Documents is a valid lien and, assuming completion of the filing of a financing statement under the Uniform Commercial Code, having a first priority interest in the assets and Intellectual Property of the Company

3.8 Use of Proceeds. The Company shall use the proceeds of the sale and issuance of the Note for general corporate purposes.

3.9 Delivery of SEC Filings. The Company has provided the Purchaser with copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) since the filing of

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the Annual Report on Form 10-K and prior to the date hereof (collectively, the “SEC Filings”); which reports represent all filings required of the Company pursuant to the 1934 Act for such period. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.10 Conduct of Business; Regulatory Permits. To the knowledge of the Company, the Company is not in violation of any term of, or in default under, its Certificate of Incorporation, as amended and as in effect on the date hereof, or any certificate of designation of an outstanding series of stock of the Company or Bylaws, as amended and as in effect on the date hereof. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company does not and will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the ASX (defined below) and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of its securities by the ASX in the foreseeable future. Except as set forth in its SEC Filings, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3.11 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the SEC, the ASX, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or affiliates, the Securities or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, which, if adversely determined, would have a material adverse effect on the Company’s business or financial condition.

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3.12 Negative Pledge. Except for the granting of non-exclusive licenses or sublicenses by the Company in the ordinary course of business, the Company has not, and shall not, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber or suffer to exist any lien on any of its property or assets including, but not limited to, the Intellectual Property (as defined below), whether now owned or hereafter created or acquired. The Company has not, and shall not, enter into a negative pledge agreement, or similar agreement, affecting the rights of the Intellectual Property with any other party. As used herein, “Intellectual Property” means:

(a) Any and all Copyrights;

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to the Company now or hereafter existing, created, acquired or held;

(d) All Patents;

(e) Any Trademarks;

(f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) All licenses or other rights to use any of the Copyrights, Patents, or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, or Patents; and

(i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with and symbolized by such trademarks.

3.13 Securities Laws. The Company shall timely make all filings and reports relating to the issuance of the Securities required under applicable securities laws, including filing any notice of sale of securities required by applicable law or regulation and complying with any applicable “blue sky” laws of the states of the United States. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.13. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the issuance of the Notes in a manner that could require the registration of the Notes under the Act.

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3.14 Restriction on the Incurrence of Additional Indebtedness. So long as the Note is outstanding, neither the Company nor its affiliates or subsidiaries will issue any other securities that would cause a breach or default under the Notes. Neither the Company nor its subsidiaries will create, incur, assume or permit to exist any Indebtedness that has any right in priority or payment that is senior to or pari passu the rights under the Notes. “Indebtedness” means, without duplication, (a) all obligations of the Company or its subsidiaries for borrowed money or with respect to deposits or advances of any kind made to the Company, (b) all obligations of the Company or its subsidiaries evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of the Company or its subsidiaries upon which interest charges are customarily paid, (d) all obligations of the Company or its subsidiaries under conditional sale or other title retention agreements relating to property acquired by the Company, (e) all obligations of the Company or its subsidiaries in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or encumbrance on property owned or acquired by the Company or its subsidiaries , whether or not the indebtedness secured thereby has been assumed, (g) all guarantees by the Company or its subsidiaries of indebtedness of others, (h) all capital lease obligations of the Company or its subsidiaries , and (i) all obligations, contingent or otherwise, of the Company or its subsidiaries as an account party in respect of letters of credit and letters of guaranty. The Indebtedness of the Company shall include the Indebtedness of any other entity to the extent the Company is liable therefor as a result of the Company’s ownership interest in or other relationship with such entity, except to the extent such Indebtedness is non-recourse to the Company.

3.15 Efforts to Obtain Stockholder Approval. The Company shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 2(d) of the Note.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

4.1 Purchase for Own Account. The Purchaser understands that the Securities, have not been registered under the Act, and the Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration. The Purchaser represents that, if it is permitted to acquire any Securities under the Note, it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

4.2 Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company including, but not limited to, the SEC Filings, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.4 Rule 144. The Purchaser is aware that none of the Securities may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

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4.5 Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

4.6 Regulation S. In issuing and selling the Securities, the Company may be relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Act; it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the closing; and notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the closing (the “Restricted Period”), the Note and the underlying securities may, subject to any restrictions contained in the Note, be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and the Note and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or (B) the offer and sale is outside the United States and to other than a U.S. person. If the Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser is satisfied as to the full observance of the laws of the Purchaser’s jurisdiction applicable to the Purchaser in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction that are applicable to the Purchaser.

4.7 Rule 506(d). If the Purchaser beneficially owns twenty percent (20%) or more of the outstanding voting securities of the Company, calculated in accordance with Rule 506(d) of Regulation D of the Act, or may designate a director of the Company, the Purchaser hereby represents and warrants to the Company that the Purchaser has not been convicted of any of the felonies or misdemeanors or been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D of the Act.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above and subject to any restrictions contained in the Note, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, but subject to the terms of the Note, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to (i) any shareholder, partner, retired partner, member or former member of the Purchaser for no additional consideration or (ii) any affiliate, including affiliated funds, for no additional consideration, in each case if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

(d) Notwithstanding the provisions of paragraphs (a) and (b) above, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser, and its successors and assigns, in connection with a

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bona fide margin agreement or other loan or financing arrangement that is secured by the Securities, provided that any pledge of those Securities does not constitute an offer of those Securities for sale within 12 months after their issue such that it would require disclosure under section 707(3) of the Corporations Act 2001 (Cth). The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Person effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Loan Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request, at the Purchaser’s expense, in connection with a pledge of the Securities to such pledgee by the Purchaser and any successor or assignee.

4.9 Legends. The Purchaser understands that any securities issued upon conversion of the Note, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

(b) Any legend set forth in or required by another section of this Agreement or the Note.

(c) Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

4.10 Market Standoff. The Purchaser agrees not to sell any of the Securities during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the initial registration statement of the Company filed under the Act, so long as all officers, directors, and 1% stockholders have executed similar agreements and are similarly restricted from selling the Company’s stock.

4.11 Foreign Ownership Restrictions. The Purchaser acknowledges and agrees that in order to ensure that US persons do not purchase any CDIs that may be issued to it, a number of procedures governing the trading and clearing of CDIs, while the Company is listed on the Australian Securities Exchange (the “ASX”), will be implemented, including the application to any CDIs issued to it of the status of Foreign Ownership Restrictions securities under the ASX Settlement Operating Rules and the addition of the notation “FORUS” to the CDI description on ASX trading screens and elsewhere, which will inform the market of the prohibition of US persons acquiring CDIs.

5. EVENTS OF DEFAULT; REMEDIES

5.1 Events of Default. Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a) any default in the payment, when the same becomes due and payable, of principal under or interest in respect of the Note or other amount due and payable under any other Loan Document including, but not limited to, the failure by the Company to pay on the Maturity Date, upon a Change of Control pursuant to Section 2(c) of the Note or to the extent due and payable under Section 2(d) of the Note, any and all unpaid principal, accrued interest and all other amounts owing under any Loan Document;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect,

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or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafterin effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(d) The Company’s stockholders (other than the Purchaser) or board of directors affirmatively vote to liquidate, dissolve, or wind up the Company or the Company otherwise ceases to carry on its ongoing business operations;

(e) If (i) a material portion of the Company’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) the Company is enjoined, restrained, or prevented by a court order or other order of a governmental body from conducting its business, or (iii) notice of lien, levy, or assessment is filed against any material portion of the Company’s assets by any court order or other order of any governmental body and it is not paid within sixty (60) days after the Company received notice thereof;

(f) The Company shall fail in any material respect to observe or perform any covenant, obligation, condition or agreement contained in this Agreement or any other Loan Document (other than a failure to pay as specified in Section 5.1(a) hereof or any failure or breach under Section 3.12 (Negative Pledge) hereof) and such failure shall continue for thirty (30) days after the Company’s receipt of written notice thereof; or

(g) any breach or default under Section 3.12 hereof (Negative Pledge).

5.2 Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5.1(b) or 5.1(c) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser or any holder of the Note may, by written notice to the Company, declare all outstanding obligations payable by the Company under the Note and the other Loan Documents to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.1(b) or 5.1(c) hereof, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the Purchaser in enforcing and collecting the Note and the other Loan Documents. Subject to Section 5(c) of the Security Agreement, no right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law.

6. CONDITIONS TO CLOSING

6.1 Conditions to Purchaser’s Obligations at the Closing. The obligations of the Purchaser under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

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(b) Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in the Loan Documents that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note and the Conversion CDIs shall be duly obtained and effective as of the Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser’s counsel, which shall have received all such counterpart original and certified copies of such documents as it may reasonably request.

6.2 Conditions to Company’s Obligations at the Closing. The obligations of the Company under the Loan Documents are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct on the Closing Date.

(b) Purchase Price. The Purchaser shall have delivered to the Company, in immediately available funds, the Loan Amount.

7. MISCELLANEOUS

7.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address set forth in this Section 7.5 or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

If to the Purchaser:
CRYSTAL AMBER FUND LIMITED

Attention:
If to the Company:

GI DYNAMICS, INC. 355 Congress Street
Boston, MA 02210
Attention: Chief Executive Officer

7.6 Amendment; Modification; Waiver. No amendment, modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser. Further, while the terms of any waiver granted by ASX in respect of the Loan Documents remains applicable to the Company, any variation to the terms of this Agreement which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Company must be approved by the Company’s ordinary securityholders.

7.7 Entire Agreement. This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

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IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternative Director
Crystal Amber Asset Management (Guernsey)
Limited as Investment Manager of Crystal Amber Fund Limited

EXHIBIT A

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

US$5,000,000	June 15, 2017 Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of Five Million dollars (US$5,000,000) with interest on the outstanding principal amount at the rate of five percent (5%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Secured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a), 2(b) or 2(c) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on December 31, 2018 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of eight percent (8%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Automatic Conversion upon Qualified Financing. Subject to Section 2(d) hereof, if, at any time prior to December 31, 2018, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not

1.

been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to the price per CDI of the CDIs issued and sold at such Qualified Financing (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to the price per share of such Common Stock proportionately adjusted to reflect the ratio of CDIs to Common Stock in effect at the time of such Qualified Financing or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing). “Qualified Financing” means a round of equity financing of Common Stock or CDIs in a single transaction or a series of related transactions involving the issuance of the Payor’s securities to one or more investors which raises gross proceeds to the Payor of at least $10,000,000 in the aggregate (excluding proceeds from this Note). Subject to Section 2(d) hereof, the number of CDIs to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the Outstanding Amount by (ii) the price per CDI rounded to the nearest whole CDI. Upon such conversion, the Holder will execute such agreements as may be entered into by purchasers of CDIs, shares of Common Stock or other securities, as applicable, in the Qualified Financing generally. For the avoidance of doubt, no Investor in such Qualified Financing shall receive rights or preferences that are more favorable than those provided to the Holder.

(b) Optional Conversion. Subject to Section 2(d) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to December 31, 2018, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the Outstanding Amount into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) the price per CDI equal to the volume weighted average bid closing price of the Payor’s CDIs on the Australian Securities Exchange (the “ASX”) for the five (5) trading days ending immediately prior to business day that the Payor’s receipt of the Holder’s written notice to convert (regardless if received during the trading hours or after) (such conversion price, the “CO Conversion Price”).

(c) Change of Control. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the Payor’s stockholders receive cash consideration, the Holder shall receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under the Note. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the consideration received by the Payor’s stockholders consists of non-cash consideration, including, without limitation, securities, the Holder shall, subject to Section 2(d) hereof, have the Conversion Option set forth in Section 2(b) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

2.

(d) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Note Purchase Agreement, in the event that the rules of the ASX (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the entire unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(d).

(e) Fractional Shares. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor. At its expense, Payor will, as soon as practicable thereafter, issue and deliver to Holder, at Holder’s address set forth on the first page hereto or such other address requested by Holder, a certificate or certificates or holding statement (as applicable) for the number of shares of Common Stock or CDIs to which Holder is entitled upon such conversion, together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as a result of any fractional shares as described herein.

(f) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(g) Restriction on Transfer. Notwithstanding any other provision of this Note, the Purchase Agreement or the Security Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law. Subject to Section 5(c) of the Security Agreement dated as of the date hereof between the Payor and the Holder (“Security Agreement”), the Holder shall have all rights and may exercise all remedies available to it under law, successively or concurrently.

3.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(c) and Section 2(d) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5(a) above) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(c) hereof, the Holder shall be entitled to require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(c) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) at a price (the “AD Conversion Price”) per CDI (or equivalent number of shares of Common Stock) that is less than the Existing Conversion Price (or the equivalent for shares of Common Stock) in an equity financing other than a Qualified Financing, then the CO Conversion Price may be reduced as provided in this Section 6(c).

(i) For a period of time (the “Specified Expiration Period”) commencing on the date of the closing of the issuance of the Additional Securities and expiring on the date that is thirty (30) days after the date

4.

that Payor delivers a notice (such notice being an “Additional Securities Notice”) describing the material terms and conditions of such transaction (but in any event, not less than 30 days after the issuance of the Additional Securities), the CO Conversion Price shall be reduced so that during such period it will not be more than an amount (the “CO Maximum Amount”) equal to the following: Existing Conversion Price * (A+B) / (A+C).

(ii) For purposes of this Note, the following terms shall have the definitions ascribed thereto in this subsection:

(1) “A” shall mean the number of CDIs (plus the number of CDIs representing the issued and outstanding shares of Common Stock (with each CDI representing 1/50th of a share of Common Stock)), deemed to be outstanding immediately prior to the issuance of the Additional Securities (including all shares of outstanding Common Stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options, warrants or similar instruments on an as-exercised or converted basis, including the CDIs or shares of Common Stock underlying this Note).

(2) “B” shall mean the aggregate cash consideration received by Payor at the closing of the issuance of Additional Securities (together with such additional cash amounts payable with respect to any exercise or conversion of Additional Securities for shares of Common Stock or CDIs if such amount is then less than the Existing Conversion Price) divided by the Existing Conversion Price.

(3) “C” shall mean the number of CDIs underlying the Additional Securities in such issuance, including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(4) “Existing Conversion Price” shall mean the CO Conversion Price in effect immediately prior to the issuance of the Additional Securities.

(5) “Pre Sale Pro Rata Percentage” shall mean a percentage equal to (x) the number of CDIs that are owned by the Holder (excluding the CDIs or shares of Common Stock underlying this Note) immediately prior to the issuance of the Additional Securities (the “Holder’s Existing Ownership”); (y) divided by A, which for purposes hereof excludes securities issuable upon conversion of the Note.

(6) “Post Sale CDIs” shall mean the number of CDIs outstanding determined on a fully diluted basis (including the CDIs or shares of Common Stock underlying this Note that become exercisable pursuant to clause (iv) below) and including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(iii) The Payor agrees that it will provide each Additional Securities Notice to the Holder promptly after the issuance of Additional Securities, including a calculation in reasonable detail of the CO Maximum Amount.

(iv) The number of CDIs that the Holder may elect to have issued in accordance with Section 2(b) of this Note at the CO Conversion Price as reduced by this Section 6(c) shall not be more than the amount that, when combined with the Holder’s Existing Ownership, would result in the Holder’s ownership percentage of the Post Sale CDIs exceeding its Pre Sale Pro Rata Percentage.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

5.

8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note, the Purchase Agreement and the Security Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. OTHER INDEBTEDNESS. Without the prior written consent of the Holder, no Indebtedness of the Payor shall be senior in any respect to the Indebtedness represented by this Note. “Indebtedness” means obligations with respect to principal, accrued and unpaid interest, penalties, premiums and any other fees, expenses and breakage costs on and other payment obligations arising under any (a) indebtedness for borrowed money, (b) indebtedness issued in exchange for or in substitution for borrowed money, (c) obligations evidenced by any note, bond, debenture, guarantee or other debt security or similar instrument or contract for borrowed money and (d) guarantees of the types of obligations described in paragraphs (a) though (c) above which are presently due, or which are or may become due in the future.

10. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer or the Chief Financial Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder. Further, while the terms of any waiver granted by ASX in respect of this Note, the Purchase Agreement or the Security Agreement remains applicable to the Payor, any variation to the terms of this Note which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Payor must be approved by the Payor’s ordinary securityholders.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

6.

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternative Director
Crystal Amber Asset Management (Guernsey)
Limited as Investment Manager of Crystal Amber Fund Limited

EXHIBIT B

FORM OF SECURITY AGREEMENT

GI DYNAMICS, INC.

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT (the “Amendment’), dated effective as of December 31, 2018, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”) and CRYSTAL AMBER FUND LIMITED (the “Purchaser”) (the “Agreement’). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement (the “Original Note”), such amendment to the Original Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.

a.	The Original Note shall be amended in substantially the form set forth in Exhibit A.

b.

The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any remedy under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director – Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[Signature Page to Amendment to Note Purchase Agreement]

EXHIBIT A

FIRST AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This First Amendment to Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”) and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of December 31, 2018. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.        Amendments to Existing Note.

a.	Section 1(b) of the Existing Note is hereby amended to change the Maturity Date from “December 31, 2018” to “March 31, 2019”;

b.	Section 2(c) of the Existing Note is hereby amended to change the date referred to therein from “December 31, 2018” to “March 31, 2019”.

2.        Interest Prepayment. On or before the date that is seven (7) days after the date hereof, the Payor shall pay to the Holder all interest that has accrued under the Existing Note through and including December 31, 2018 in accordance with wire instructions provided by the Holder. The Payor and the Holder agree that the amount of accrued and unpaid interest under the Existing Note as of December 31, 2018 equals $393,835.62. For the avoidance of doubt, the Holder consents to the prepayment contemplated herein.

3.        No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4.        Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5.        Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

HOLDER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director – Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[Signature Page to December 2018 Amendment to Promissory Note]

GI DYNAMICS, INC.

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT (the “Amendment”), dated effective as of March 29, 2019, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”) and CRYSTAL AMBER FUND LIMITED (the “Purchaser”), as amended on December 31, 2018 (collectively, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement and subsequently amended (the “Existing Note”), such further amendment to the Existing Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.

a.	The Existing Note shall be amended in substantially the form set forth in Exhibit A.

b.

The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any remedy under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & Chief Executive Officer

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Mark Huntley
Name:	Mark Huntley
Title:	Director

Executed by Crystal Amber Asset Management (Guernsey) Limited as Investment Manager, for and on behalf of Crystal Amber Fund Limited

[Signature Page to Amendment to Note Purchase Agreement]

EXHIBIT A

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Second Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”) and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of March 29, 2019. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended December 31, 2018 (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.        Amendments to Existing Note.

a.

Sections 1(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “December 31, 2018” or “March 31, 2019” (as applicable) to “May 1, 2019”.

b.

Subject to the approval of stockholders under and in accordance with the ASX Listing Rules (“Approval”), Section 2(b) of the Existing Note is hereby further amended to replace the phrase “volume weighted average bid closing price” with the phrase “volume weighted average price” with effect from the date on which Approval is obtained.

2.        No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3.        Efforts to Obtain Stockholder Approval. The Payor shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 1(b) above.

4.        Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5.        Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & Chief Executive Officer

HOLDER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Mark Huntley
Name:	Mark Huntley
Title:	Director

Executed by Crystal Amber Asset Management (Guernsey) Limited as Investment Manager, for and on behalf of Crystal Amber Fund Limited

GI DYNAMICS, INC.

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS THIRD AMENDMENT (the “Amendment”), dated effective as of April 30, 2019, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”) and CRYSTAL AMBER FUND LIMITED (the “Purchaser”), as amended on December 31, 2018 and March 31, 2019 (collectively, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement and subsequently amended (the “Existing Note”), such further amendment to the Existing Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.

a.	The Existing Note shall be amended in substantially the form set forth in Exhibit A.

b.

The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any remedy under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

Executed By Crystal Amber Asset Management (Guernsey) Limited As Investment Manager Of Crystal Amber Fund Limited

[Signature Page to Amendment to Note Purchase Agreement]

EXHIBIT A

THIRD AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

[Executed version follows.]

THIRD AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Third Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”) and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of April 30, 2019. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended December 31, 2018 and March 31, 2019 (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.        Amendments to Existing Note. Sections 1(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “May 1, 2019” to “July 1, 2019”.

2.        No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3.        Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

4.        Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Third Amendment to Promissory Note]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

Executed By Crystal Amber Asset Management (Guernsey) Limited As Investment Manager Of Crystal Amber Fund Limited

[Signature Page to Third Amendment to Promissory Note]

ARBN 151 239 388LODGE YOUR VOTE www. ONLINE linkmarketservices.com.au BY MAIL (in AUSTRALIA)GI Dynamics, Inc.C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA)GI Dynamics, Inc.C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA Link BY HAND Market (in Services AUSTRALIA) Limited Level 12, 680 George Street, Sydney NSW 2000BY HAND (in USA)American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219+61 BY FAX 2 9287 0309Telephone: ALL ENQUIRIES +61 1800 TO 770 850 (free call within Australia)LODGEMENT OF A PROXY FORM This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given above by 9:00pm (AEST) on Friday 28 June 2019, being not later than 48 hours before the commencement of the Meeting. Any Proxy Form received after that time will not be valid for the scheduled Meeting. Proxy Forms may be lodged using the reply paid envelope or: ONLINE www.linkmarketservices.com.auLogin to the Link website using the holding details as shown on the Proxy Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their “Holder Identifier” (Security holder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this Proxy Form).BY MOBILE DEVICE QR Code Our voting website is designed specifically for voting online. You can now lodge your proxy by scanning the QR code adjacent or enter the voting link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identifier and postcode for your shareholding. To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device. HOW TO COMPLETE THIS SHAREHOLDER PROXY FORMYOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s share register. If this information is incorrect, please make the correction on the form. Shareholders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your shares using this form. APPOINTMENT OF PROXY If you wish to appoint the Chairman of the Meeting as your proxy, mark the box in Step 1. If you wish to appoint someone other than the Chairman of the Meeting as your proxy, please write the name of that individual or body corporate in Step 1. A proxy need not be a shareholder of the Company. DEFAULT TO CHAIRMAN OF THE MEETING Any directed proxies that are not voted on a poll at the Meeting will default to the Chairman of the Meeting, who is required to vote those proxies as directed. Any undirected proxies that default to the Chairman of the Meeting will be voted according to the instructions set out in this Proxy Form. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your shares will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of shares you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. APPOINTMENT OF A SECOND PROXY You are entitled to appoint up to two persons as proxies to attend the Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the Company’s share registry or you may copy this form and return them both together. To appoint a second proxy you must:(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of shares applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and (b) return both forms together. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, either shareholder may sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. CORPORATE REPRESENTATIVES If a representative of the corporation is to attend the Meeting the appropriate “Certificate of Appointment of Corporate Representative” must be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company’s share registry or online at www.linkmarketservices.com.au.IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE ANNUAL GENERAL MEETING, PLEASE BRING THIS FORM WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

NAME SURNAME ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 ADDRESS LINE 5 ADDRESS LINE 6STEP 3 STEP 2 STEP 1X99999999999PROXY FORMI/We being a member(s) of GI Dynamics Limited and entitled to attend and vote hereby appoint: APPOINT A PROXY the Chairman of the Meeting (mark box)OR if you are NOT appointing the Chairman of the Meeting as your proxy, please write the name of the person or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the 2019 Annual General Meeting of the Company to be held at 7:00am (USEDT) on Sunday, 30 June 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111,United States (the Meeting) (which is 9:oo pm (AEST) on Sunday, 30 June 2019) and at any postponement or adjournment of the Meeting. The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business. VOTING DIRECTIONS Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting. Please Resolutions read the voting instructions overleaf before marking any boxes with an TFor Against Abstain*1 Election of one Class II Director2 Approve the Conversion Feature of a Convertible Note with a face value of US$1M issued to Crystal Amber3 Approve the Issue of a Warrant to Crystal Amber4 Approve the Conversion Feature of a Convertible Note with a face value of US$3M issued to Crystal Amber5 Approve the Issue of an Additional Warrant to Crystal Amber6 Approve an Amendment to a Convertible Note Issued to Crystal Amber in 20177 Adjournment of the Meeting* If you mark the Abstain box for a particular Item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll. SIGNATURE OF SHAREHOLDERS – THIS MUST BE COMPLETED Shareholder 1 (Individual) Joint Shareholder 2 (Individual) Joint Shareholder 3 (Individual)Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director This form should be signed by the shareholder. If a joint holding, either shareholder may sign. If signed by the shareholder’s attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company’s constitution and the Corporations Act 2001 (Cth). GID PRX1901B

ARBN 151 239 388LODGE YOUR VOTEONLINE www.linkmarketservices.com.auBY MAIL (in AUSTRALIA)GI Dynamics, Inc.C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA)GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USABY HAND (in AUSTRALIA)Link Market Services LimitedLevel 12, 680 George Street, Sydney NSW 2000BY HAND (in USA)American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219BY FAX +61 2 9287 0309ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia)LODGEMENT OF A CDI VOTING INSTRUCTION FORM This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given above by 9:00pm (AEST) on Thursday, 27 June 2019, being not later than 72 hours before the commencement of the Meeting. Any CDI Voting Instruction Form received after that time will be invalid. CDI Voting Instruction Forms may be lodged using the reply paid envelope or: ONLINE www.linkmarketservices.com.auLogin to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their “Holder Identifier” (Security holder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this CDI Voting Instruction Form).HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORMYOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form. DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company’s shares of common stock (Shares). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at 5:00pm on Sunday, 19 May 2019, entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Annual Meetings of Stockholders on the instruction of the registered holders of the CDIs. APPOINTMENT OF A PROXY If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2. Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, either holder may sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

NAME SURNAME ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 ADDRESS LINE 5 ADDRESS LINE 6X99999999999STEP 4 STEP 3 STEP 2 STEP 1CDI VOTING INSTRUCTION FORMDIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTDI/We being a holder of CHESS Depositary Interests (CDIs) of GI Dynamics, Inc (Company) hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to vote the shares underlying my/our CDI holding at the 2019 Annual Meeting of stockholders of the Company to be held at 7:00am (USEDT) on Sunday, 30 June 2019 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, United States (the Meeting) (which is on 9:00pm (AEST) on Sunday, 30 June 2019), and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below. PROXY APPOINTMENT – this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) in this box .Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies. VOTING INSTRUCTIONS Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting. Please read the voting instructions overleaf before marking any boxes with an TResolutions For Against Abstain*1 Election of one Class II Director2 Approve the Conversion Feature of a Convertible Note with a face value of US$1M issued to Crystal Amber3 Approve the Issue of a Warrant to Crystal Amber4 Approve the Conversion Feature of a Convertible Note with a face value of US$3M issued to Crystal Amber5 Approve the Issue of an Additional Warrant to Crystal Amber6 Approve an Amendment to a Convertible Note Issued to Crystal Amber in 20177 Adjournment of the Meeting* If you do not mark the “For”, “Against” or “Abstain” box your vote will not be counted. SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETEDCDI Holder 1 (Individual) Joint CDI Holder 2 (Individual) Joint CDI Holder 3 (Individual)Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director This form should be signed by the CDI Holder in accordance with the instructions overleaf. GID PRX1901J